UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  DECEMBER  13,  2004

                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-3936              11-1826363
(State  or  other  jurisdiction     (Commission        (IRS  Employer
     of  incorporation)             File  Number)     Identification  No.)

           80  CABOT  COURT
         HAUPPAUGE,  NEW  YORK                         11788
(Address  of  principal  executive  offices)        (Zip  Code)

Registrant's  telephone  number,  including  area  code:  631-435-8300

                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
(17  CFR  230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17  CFR  240.14a-12)

[  ]     Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17CFR  240.14d-2(b))

[  ]     Pre-commencement  communications  pursuant  to  Rule 13e-4(c) under the
Exchange  Act  (17CFR  240.13e-4(c))



ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On December 13, 2004, Orbit International Corp. ("Orbit") entered into a Stock Purchase Agreement (the "SPA") to acquire all of the issued and outstanding capital stock of Tulip Development Laboratory, Inc.("Tulip") and its affiliated manufacturing company, TDL Manufacturing, Inc. ("TDLM"). The SPA is by and among Orbit, as Buyer, Tulip, TDLM and respective Shareholders of Tulip and TDLM, as the Sellers.

     Headquartered in Quakertown, Pennsylvania, Tulip Development Laboratory is a leading designer and engineering provider of computer peripheral products including custom integrated solutions for keyboards, illuminated data entry devices and displays. TDLM has years of experience in providing both prime defense electronics contractors, as well as commercial customers, with high volume production to support membrane control panel, military vetronic and avionic display program requirements. Orbit plans to keep Tulip's operations in Quakertown and it will become part of Orbit's Electronics Segment along with its Orbit Instrument Division. Upon the closing of the transaction, Rick Hetherington, President and CEO of Tulip, will be appointed to the position of President and COO of the Tulip business unit.

The SPA provides for an aggregate Purchase Price of $8,500,000 subject to adjustment consisting of $5.0 million in cash, a $2.0 million promissory note to the Sellers and $1.5 million in value of shares of Orbit stock based on the 20 day average market price preceding the closing date. The Purchase Price is subject to adjustment if the combined tangible assets less distributions is greater than or less than $1,800,000. Orbit has sixty (60) days from December 13, 2004 to (a) obtain $5 million in financing on terms reasonably acceptable to Orbit, and (b) conduct necessary due diligence and, solely as to environmental matters, as much additional time as may be reasonably necessary. The selling shareholders have each agreed to execute a non-actionable subordination agreement to subordinate their interests in Tulip's assets to the rights of Orbit's lender. Upon early termination of the SPA, the SPA provides for $50,000 as liquidated damages and a $200,000 break-up fee to the non-breaching party.

     Completion of the transaction is subject to various closing conditions including, but not limited to, Orbit obtaining debt financing; completion of due diligence; Board approval by each company; obtaining any necessary consents; completion of audit of Tulip; no material adverse change in Tulip's business or financial condition, and other customary closing conditions.

------
SECTION  9-  FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  Financial  statements  of  business  acquired.

     In accordance with Item 9.01(a)(4) of Form 8-K, the Registrant will file the financial statements of the business acquired as required by Item 9.01(a)(1) within seventy one days after the due date of the Report concerning the closing of the transaction.

(b)  Pro  Forma  financial  information.

     In accordance with Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01(b)(1) within seventy one days after the due date of the Report concerning the closing of the transaction.

(c)  Exhibits.

Listed  below  are  all  exhibits  to  this  Current  Report  of  Form  8-K.

Exhibit  Number     Description

10.1 Stock Purchase Agreement, dated December 13, 2004, by and among Orbit International Corp., Tulip Development Laboratory, Inc., TDL Manufacturing, Inc. and the respective Shareholders of Tulip Development Laboratories, Inc and TDL Manufacturing, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     December  17,  2004


                              Orbit  International  Corp.


                                By:  /s/  Dennis  Sunshine
                                --------------------------
                                Dennis  Sunshine
                                Chief  Executive  Officer  and  President




                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG
                           ORBIT INTERNATIONAL CORP.,
                                    AS BUYER,
                       TULIP DEVELOPMENT LABORATORY, INC.,
                                  AS TDL, INC.,
                            TDL MANUFACTURING, INC.,
                                     AS TDLM
                                       AND
                         THE RESPECTIVE SHAREHOLDERS OF
         TULIP DEVELOPMENT LABORATORY, INC. AND TDL MANUFACTURING, INC.,
                                 AS THE SELLERS



                                December 13, 2004


                                                Table  of  Contents
                                                -------------------



Item. .                                                                                   Page
-------                                                                                  -----
Article I. Definitions                                                                     6

  1.01   Specific Definitions.                                                             6
         --------------------
  1.02   Other Definitional Provisions.                                                   13
         -----------------------------
Article II. Purchase and Sale                                                             13

  2.01   Purchase and Sale of Shares.                                                     13
         ---------------------------
  2.02   Closing Purchase Price.                                                          13
         ----------------------
  2.03   Allocation of the Purchase Price.                                                14
         --------------------------------
  2.04   Closing.                                                                         14
         -------
  2.05   Closing Procedures and Deliveries.                                               14
         ---------------------------------
  2.06   Post-Closing Conditions.                                                         15
         -----------------------
  2.07   Tax Matters                                                                      15
         -----------
Article III. Representations and Warranties of the Sellers                                16

  3.01   Ownership of Shares.                                                             16
         -------------------
  3.02   Authority; Binding Effect.                                                       16
         -------------------------
  3.03   No Violations.                                                                   17
         -------------
  3.04   No Other Agreements to Purchase.                                                 17
         -------------------------------
  3.05   Consents and Approvals.                                                          17
         ----------------------
  3.06   Brokers and Finders                                                              17
         -------------------
  3.07   Investment Representations.                                                      17
         --------------------------
  3.08   TDL Disclosure Schedule.                                                         18
         -----------------------
Article IV. Representations and Warranties of TDL, Inc., TDLM and the
Management Shareholders                                                                   18

  4.01   Organization and Qualification.                                                  18
         ------------------------------
  4.02   Corporate Power; Binding Effect.                                                 19
         -------------------------------
  4.03   Foreign Qualification.                                                           19
         ---------------------
  4.04   Subsidiaries.                                                                    19
         ------------
  4.05   Capitalization.                                                                  19
         --------------
  4.06   Financial Condition.                                                             20
         -------------------
  4.07   Absence of Certain Changes.                                                      21
         --------------------------
  4.08   Properties, Leases, Etc.                                                         23
         -----------------------
  4.09   Indebtedness.                                                                    24
         ------------
  4.10   Absence of Undisclosed Liabilities.                                              24
         ----------------------------------
  4.11   Tax Matters.                                                                     25
         -----------
  4.12   Litigation and Claims.                                                           25
         ---------------------
  4.13   Safety, Zoning, Real Estate and Environmental Matters.                           26
         -----------------------------------------------------
  4.14   Material Contracts.                                                              28
         ------------------
  4.15   Tangible Property.                                                               29
         -----------------
  4.16   Title to Assets; Permitted Liens.                                                29
         --------------------------------
  4.17   Employees; Labor Relations; Benefit Plans.                                       30
         -----------------------------------------
  4.18   Potential Conflicts of Interest.                                                 32
         -------------------------------
  4.19   Patents, Trademarks, Business Name                                               32
         ----------------------------------
  4.20   Insurance.                                                                       33
         ---------
  4.21   Governmental and Other Third-Party Consents.                                     33
         -------------------------------------------
  4.22   Employment of Officers.                                                          34
         ----------------------
  4.23   Compliance with Other Instruments, Laws, Etc.                                    34
         --------------------------------------------
  4.24   Compliance with Securities Laws.                                                 34
         -------------------------------
  4.25   Questionable Payments.                                                           35
         ---------------------
  4.26   Brokers.                                                                         35
         -------
  4.27   TDL Disclosure Schedule.                                                         35
         -----------------------
Article V. Representations and Warranties of Buyer                                        35

  5.01   Organization and Standing.                                                       36
         -------------------------
  5.02   Corporate Power.                                                                 36
         ---------------
  5.03   Authorization; Binding Effect.                                                   36
         -----------------------------
  5.04   Capitalization.                                                                  36
         --------------
  5.05   Subsidiaries.                                                                    37
         ------------
  5.06   Authority to Conduct Business.                                                   37
         -----------------------------
  5.07   No Violation.                                                                    37
         ------------
  5.08   Litigation.                                                                      38
         ----------
  5.09   Full Disclosure.                                                                 38
         ---------------
  5.10   SEC Filings.                                                                     38
         -----------
  5.11   Conduct of Business.                                                             39
         -------------------
  5.12   Orbit Disclosure Schedule.                                                       39
         -------------------------
Article VI. Indemnification                                                               40

  6.01   Indemnity in Favor of Buyer.                                                     40
         ---------------------------
  6.02   Indemnity in Favor of Sellers.                                                   41
         -----------------------------
  6.03   Indemnification Procedure.                                                       41
         -------------------------
  6.04   Survival.                                                                        43
         --------
Article VII. Covenants of TDL, Inc., TDLM and the Sellers                                 44

  7.01   Access.                                                                          44
         ------
  7.02   Conduct of Business.                                                             44
         -------------------
  7.03   Advice of Changes.                                                               45
         -----------------
  7.04   Other Proposals.                                                                 45
         ---------------
  7.05   Voting by Sellers.                                                               46
         -----------------
  7.06   Conduct of Business Until Closing.                                               46
         ---------------------------------
  7.07   Cooperation on Tax Matters.                                                      47
         --------------------------
  7.08   Non-Actionable Subordination Agreement.                                          48
         --------------------------------------
  7.09   Release of Guarantee.                                                            48
         --------------------
  7.10   Assignment and Assumption of Facility Leases.                                    48
         --------------------------------------------
Article VIII. Covenants of Buyer                                                          48

  8.01   Access.                                                                          48
         ------
  8.02   Employment Agreement                                                             48
         --------------------
  8.03   Orbit Note.                                                                      48
         ----------
  8.04   Security Agreement.                                                              49
         ------------------
  8.05   Transfer of Orbit Shares to Sellers.                                             49
         -----------------------------------
  8.06   Registration Rights Agreement.                                                   49
         -----------------------------
  8.07   Assignment and Assumption of Lease.                                              49
         ----------------------------------
Article IX. Conditions to Obligations of Buyer                                            50

  9.01   Accuracy of Representations and Warranties and Compliance With Conditions.       50
         -------------------------------------------------------------------------
  9.02   Good Standing; Qualification to do Business.                                     51
         -------------------------------------------
  9.03   Minimum Shareholders' Equity.                                                    51
         ----------------------------
  9.04   Inventory.                                                                       51
         ---------
  9.05   Financing Contingency.                                                           52
         ---------------------
  9.06   Due Diligence Period.                                                            52
         ---------------------
  9.07   Review of Proceedings.                                                           52
         ---------------------
  9.08   No Legal Action.                                                                 52
         ---------------
  9.09   No Governmental Action.                                                          52
         ----------------------
  9.10   Consents.                                                                        53
         --------
  9.11   Personnel.                                                                       53
         ---------
  9.12   Employment Agreement.                                                            53
         --------------------
  9.13   Restrictive Covenants Agreement.                                                 53
         -------------------------------
  9.14   General Release.                                                                 53
         ---------------
  9.15   Other Closing Documents.                                                         54
         -----------------------
  9.16   Other Agreements.                                                                54
         ----------------
  9.17   Corporate Records.                                                               54
         -----------------
  9.18   Opinion of Counsel.                                                              54
         ------------------
  9.19   Board Approval.                                                                  54
         --------------
  9.20   No Material Adverse Change.                                                      54
         --------------------------
  9.21   Tax Withholding Forms and Certificates.                                          55
         --------------------------------------
  9.22   Section 338(h)(10) Election.                                                     55
         ---------------------------
  9.23   Non-Actionable Subordination Agreement.                                          55
         --------------------------------------
  9.24   Assignment and Assumption of Lease.                                              55
         ----------------------------------
Article X. Conditions to Obligations of TDL, Inc., TDLM and the Sellers                   55

  10.01  Accuracy of Representations and Compliance with Conditions.                      55
         ----------------------------------------------------------
  10.02  Minimum Shareholders' Equity.                                                    56
         ----------------------------
  10.03  Stock Certificates.                                                              56
         ------------------
  10.04  Cash Purchase Price.                                                             56
         -------------------
  10.05  Orbit Note.                                                                      56
         ----------
  10.06  Security Agreement.                                                              56
         ------------------
  10.07  Employment Agreement.                                                            56
         --------------------
  10.08  Registration Rights Agreement.                                                   57
         -----------------------------
  10.09  Opinion of Counsel.                                                              57
         ------------------
  10.10  Assignment and Assumption of Lease.                                              57
         ----------------------------------
  10.11  Board Approval.                                                                  57
         --------------
  10.12  Other Closing Documents.                                                         57
         -----------------------
  10.13  No Legal Action.                                                                 57
         ---------------
  10.14  Other Agreements.                                                                57
         ----------------
Article XI. Miscellaneous                                                                 58

  11.01  Termination.                                                                     58
         -----------
  11.02  Termination Fee                                                                  59
         ---------------
  11.03  Confidentiality.                                                                 60
         ---------------
  11.04  Expenses.                                                                        60
         --------
  11.05  Brokers and Finders.                                                             60
         -------------------
  11.06  Further Actions.                                                                 60
         ---------------
  11.07  Availability of Equitable Remedies.                                              60
         ----------------------------------
  11.08  Modification.                                                                    60
         ------------
  11.09  Notices.                                                                         61
         -------
  11.10  Waiver.                                                                          62
         ------
  11.11  Disclosure Schedules; Effect of Investigation.                                   62
         ---------------------------------------------
  11.12  Binding Effect.                                                                  63
         ---------------
  11.13  No Third-Party Beneficiaries.                                                    63
         ----------------------------
  11.14  Severability.                                                                    63
         ------------
  11.15  Headings.                                                                        63
         --------
  11.16  Governing Law; Jurisdiction; Venue.                                              63
         ----------------------------------
  11.17  Counterparts.                                                                    64
         -----------

                         List of Schedules and Exhibits
                         ------------------------------
Schedules
---------
TDL  Disclosure  Schedule
Orbit  Disclosure  Schedule

Exhibits
--------
Exhibit  2.02(iii)     -  Form  of  Orbit  Note
Exhibit  2.03  -  Allocation  of  Purchase  Price
Exhibit  2.06(c)  -  Form  of  Registration  Rights  Agreement
Exhibit  7.08  -  Form  of  Non-Actionable  Subordination  Agreement
Exhibit  7.10  -  Form  of  Assignment  and  Assumption  of  Lease
Exhibit  8.02  -  Form  of  Employment  Agreement
Exhibit  8.04  -  Form  of  Security  Agreement
Exhibit  8.09  -  Form  of  Release  of  Guarantee
Exhibit 9.01 - Forms of Certificates of TDL, Inc., TDLM and the Sellers as to Accuracy of Representations and Warranties and Compliance with Covenants
Exhibit  9.13  -  Form  of  Restrictive  Covenants  Agreement
Exhibit  9.14  -  Form  of  General  Release
Exhibit  9.18  -  Form  of Opinion of Counsel for TDL, Inc, TDLM and the Sellers
Exhibit 10.01 - Forms of Certificate of Buyer as to Accuracy of Representations and Warranties and Compliance with Covenants
Exhibit  10.09  -  Form  of  Opinion  of  Counsel  for  Buyer

                            STOCK PURCHASE AGREEMENT
This Agreement is made as of December 13, 2004, by and among ORBIT INTERNATIONAL CORP., a Delaware corporation ("BUYER"), TULIP DEVELOPMENT LABORATORY, INC., a Pennsylvania corporation ("TDL, INC."), TDL MANUFACTURING, INC., a Pennsylvania corporation ("TDLM"), and RICHARD A. HETHERINGTON ("MR. HETHERINGTON") and LARRY
M. BATEMAN ("MR. BATEMAN"), the sole shareholders of TDL, Inc. (collectively, the "TDL, INC. SHAREHOLDERS") and JOANNE HETHERINGTON ("MS. HETHERINGTON"), STEPHEN HILL ("MR. HILL"), and Mr. Bateman, the sole shareholders of TDLM (collectively, the "TDLM SHAREHOLDERS"); with the TDL, Inc. Shareholders and the TDLM Shareholders hereinafter collectively referred to as the "SELLERS."
                                    RECITALS
     WHEREAS, the TDL, Inc. Shareholders own all of the issued and outstanding capital stock of TDL, Inc. free and clear of all encumbrances (the "TDL SHARES");
WHEREAS, the TDLM Shareholders own all of the issued and outstanding capital stock of TDLM free and clear of all encumbrances (the "TDLM SHARES"); with the TDL Shares and the TDLM Shares hereinafter collectively referred to as the "SHARES"; and
WHEREAS, Sellers desire to sell, and Buyer desires to purchase, all of the Sellers' right, title and interest in and to the Shares on the terms and conditions contained herein (the "SHARE PURCHASE").
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   Definitions
 Specific  Definitions.
 ---------------------
     As used in this Agreement, the following terms have the following meanings:
"Accounts  Receivable"  has  the  meaning  specified  in Section 4.06(b) of this
 --------------------
Agreement.
 ----
"Affiliate"  means  any  other  person  directly  or  indirectly  controlling,
 ---------
controlled by, or under direct or indirect common control with, Buyer, TDL, Inc.
 --------
or TDLM (or other referenced Person) and includes without limitation, (a) any person who is an officer, director, or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of Buyer, TDL, Inc. or TDLM (or other referenced Person), and any of the Family Members of any such Person,
(b) any Person of which Buyer, TDL, Inc. or TDLM (or other referenced Person) and/or its Affiliates (as defined in clause (a) above), directly or indirectly, either beneficially own(s) at least 5% of the then outstanding equity securities or constitute(s) at least a 5% equity participant, and (c) in the case of a specified person who is an individual, Family Members of such person, or any
Affiliate of any of them, or any Affiliates of any of the foregoing. "Affiliated Group" has the meaning given to it in Section 1504 of the Code, and
 -----------------
in addition includes any analogous combined, consolidated, or unitary group, as defined under any applicable state, local, or foreign income Tax Law. "Agreement" means this Stock Purchase Agreement, as the same may be amended or
 ---------
supplemented from time to time in accordance with the terms of this Agreement. "Ancillary Documents" means the Orbit Note, the Security Agreement, the
 --------------------
Non-Actionable  Subordination  Agreement,  the  Employment  Agreement,  the
 -------
Restrictive  Covenant  Agreement,  the General Release, the Release of Guarantee
 -------
and  the  Registration  Rights  Agreement.
 -
"Assignment  and  Assumption of Lease" has the meaning specified in Section 7.10
 ------------------------------------
of  this  Agreement.
"Business  Day"  means any day other than a Saturday, a Sunday or a day on which
 -------------
banks in New York City are authorized or obligated by Law or executive order to close.
"Buyer"  has  the  meaning  specified  in  the  Preamble  to  this  Agreement.
 -----
"Claims"  has  the  meaning  specified  in  Section  6.03(a)  of this Agreement.
 ------
"Claim  Notice"  has the meaning specified in Section 6.03(a) of this Agreement.
 -------------
"Closing"  has  the  meaning  specified  in  Section  2.04  of  this  Agreement.
 -------
"Closing  Balance  Sheet"  has  the  meaning  specified  in Section 9.03 of this
 -----------------------
Agreement.
 -----
"Closing  Date"  has  the  meaning  specified in Section 2.04 of this Agreement.
 -------------
"Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
 ----
"Common  Stock"  means  the  common  stock,  $.10 par value per share, of Buyer.
 -------------
"Consent"  means  waiver,  permit,  grant,  franchise,  concession,  agreement,
 -------
license,  exemption  or  order  of,  registration,  certificate,  clauses  of
 ------
declaration  or  filing  with,  or  report  or  notice  to any person or entity,
 ------
including,  but not limited to any Governmental Authority, which by its or their
 ------
terms is final and conclusive, from which there is no further appeal right, or any such appeal right has expired.
"Contracts"  means any agreements, contracts, leases, powers of attorney, notes,
 ---------
loans, evidence of Indebtedness, purchase orders, letters of credit, settlement agreements, franchise agreements, undertakings, covenants not to compete, employment agreements, licenses, instruments, obligations, commitments, understandings, policies, purchase and sales orders, quotations and other executory commitments to which any Person is a party or to which any of the assets of the any Person is subject, whether oral or written, express or implied.
"Courier"  has  the  meaning  specified  in  Section  11.09  of  this Agreement.
 -------
"Cut-Off  Date"  has the meaning specified in Section 4.06(a) of this Agreement.
 -------------
"Direct  Claim"  has the meaning specified in Section 6.03(a) of this Agreement.
 -------------
"Disclosure  Schedule"  has  the  meaning  specified  in  Section  11.11 of this
 --------------------
Agreement.
 ------
"Employee  Benefit Plan" has the meaning specified in Section 4.17(c)(i) of this
 ----------------------
Agreement.
"Employment  Agreement"  has  the  meaning  specified  in  Section  8.02 of this
 ---------------------
Agreement.
 ------
"Environmental  Conditions"  means  the introduction into the environment of any
 -------------------------
pollution, including, without limitation, any contaminant, irritant or pollutant
 -
or other Hazardous Substance (whether upon the Premises, whether the pollution migrated from the Premises onto other property, and whether or not such pollution constituted at the time thereof a violation of any Environmental Law in connection with the release of any Hazardous Substance) as a result of which TDL, Inc. or TDLM has or may be liable to any person, or has or may reasonably be expected to become liable to any Person or by reason of which any Premises or any of the assets may reasonably be expected to suffer or be subjected to any Lien.
     "Environmental Costs" means any and all costs and expenses (including, without limitation, reasonable attorney, consultant and engineer fees and expenses) for an environmental clean-up or remediation.
     "Environmental  Laws"  means  any  federal, state, district, or local Laws,
      -------------------
regulations, ordinances, orders, permits and judgments, consent orders and common Law relating to the protection of the environment, including any Law of strict liability, nuisance or with respect to conducting abnormally dangerous activities including, without limitation, provisions pertaining to or regulating air pollution, water pollution, noise control, wetlands, water courses, natural resources, wildlife, Hazardous Substances, or any other activities or conditions which impact or relate to the environment or nature. Such Environmental Laws shall include, without limitation, the Comprehensive Environmental Response, Compensation, and Recovery Act ("CERCLA"), 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Emergency Planning and Community Right to Know Act ("EPCRA"), 42 U.S.C. Section 11001 et seq., the Oil Pollution Act, 33 U.S.C. Section 2701 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., each as amended.
     "Environmental  Liability"  shall  mean  any  and  all liabilities, Losses,
      ------------------------
Claims, penalties, damages, Environmental Costs, expenses, remediation or inspection costs and any expenses (including, without limitation, reasonable attorney, consultant and engineer fees and expenses) of whatever kind or nature, known or unknown, contingent or otherwise, arising from or relating to compliance by TDL, Inc. or TDLM with any Environmental Law or arising under any theory of law or equity and relating to, or arising from, Environmental
Conditions or the use, treatment, storage, disposal, transport, generation or handling of any Hazardous Substance during the ownership or occupancy of the
Premises  by  TDL,  Inc.  or  TDLM.
     "Environmental  Permits"  means  all  governmental  permits,  licenses,
      ----------------------
registrations,  and authorizations required by any Environmental Law in order to
      ---
operate the business as currently operated by TDL, Inc. and TDLM. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended,
 -----
and  the  regulations  and  interpretations  issued  thereunder.
"Facility  Leases"  means  the  Lease  Agreement  dated January 2, 2003, between
 ----------------
Rudy's  ThermoNuclear  Devices,  a  Limited  Partnership  and  each  of  Tulip
 ----
Development Laboratory, Inc. and TDL Manufacturing, Inc. for the leased Premises
 ----
located at 1765 Walnut Lane, Milford Square, Milford Township, Bucks County, Pennsylvania.
 "Family  Members"  means,  as  applied  to  any individual, any parent, spouse,
  ---------------
child,  spouse  of  a child, brother or sister of the individual, and each trust
  ---
created for the benefit of one or more of such persons and each custodian of a property of one or more such persons and the estate of any such persons. "GAAP" means generally accepted accounting principles that are (i) consistent
 ----
with the principles promulgated or adopted by the Financial Accounting Standards
 -
Board and its predecessors, (ii) applied on a basis consistent with prior periods, and (iii) such that, insofar as the use of accounting principles is pertinent, a certified public accountant could deliver an unqualified opinion with respect to financial statements in which such principles have been properly applied.
"General  Release"  has the meaning specified in Section 9.14 of this Agreement.
 ----------------
"Governmental Authority" means any nation or government, any state or provincial
 ----------------------
or other political subdivision thereof, any province, city or municipality, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any Governmental Authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, any government authority, agency, department, board, commission or instrumentality of the United States or any political subdivision thereof and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.
"Hazardous  Substances"  means, collectively, any hazardous waste, as defined by
 ---------------------
42  U.S.C.   6903(5),  any  hazardous  substances  as  defined  by  42  U.S.C.
9601(14), any pollutant or contaminant as defined by 42 U.S.C. 9601(33), any toxic pollutant as defined by 33 U.S.C. 1362(13), or any toxic substance, methane gas, oil, or hazardous materials or other chemicals or substances regulated by any Environmental Laws.
"Indebtedness" means (a) all indebtedness for borrowed money, whether current or
 ------------
long-term, or secured or unsecured, (b) all indebtedness for the deferred purchase price of property or services represented by a note or security agreement, (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property), (d) all indebtedness secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (e) all obligations under leases that have been or must be, in accordance with GAAP, recorded as capital leases in respect of which it is liable as lessee, (f) any Liability in respect of banker's acceptances or letters of credit, and (g) all indebtedness of any Person that is directly or indirectly guaranteed by TDL, Inc. or TDLM or that it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss. "Indemnified Party" has the meaning specified in Section 6.03 of this Agreement.
 -----------------
"Indemnifying  Party"  has  the  meaning  specified  in  Section 6.03(a) of this
 -------------------
Agreement.
 -----
"Inspections"  has  the  meaning  specified  in  Section 9.06 of this Agreement.
 -----------
 "Inventory"  shall mean (a) all of TDL, Inc.'s and TDLM's inventories, wherever
  ---------
located, held for resale to their customers or reflected as inventory on the Closing Balance Sheet and (b) all of the raw materials, work in process, spare parts, finished products, wrapping, supply and packaging items and similar items of TDL, Inc. or TDLM.
"Knowledge"  means  (i)  with  respect  to  Buyer,  the  actual knowledge of the
 ---------
executive officers of Buyer, (ii) with respect to TDL, Inc. the actual knowledge
 ------
of the executive officers of TDL, Inc. (iii) with respect to TDLM, the actual knowledge of the executive officers of TDLM (iv) with respect to the Sellers, the actual knowledge of Mr. Bateman, Mr. Hetherington, Mr. Hill and Ms. Hetherington.
"Laws" means all laws, statutes, by-laws, ordinances, rules, regulations, orders
 ----
or  decrees  of  any  Governmental  Authority.
"Liabilities"  means,  any  and  all direct or indirect liability, Indebtedness,
 -----------
obligation,  commitment,  expense, claim, deficiency, guaranty or endorsement of
 --
or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured, liquidated, unliquidated, known or unknown or otherwise, including, without limitation, Tax Liabilities, Liabilities in respect of products and Liabilities arising under any Environmental Law.
"Liens"  means  all  liens, mortgages, easements, charges, restrictions, claims,
 -----
security  interests,  options  or  other  encumbrances  of  any  nature.
 -
"Management  Shareholders"  means  Richard  A.  Hetherington  and  Stephen Hill.
 ------------------------
"Material Adverse Change" means a change that has had a Material Adverse Effect.
 -----------------------
"Material Adverse Effect" means any change, circumstance or event, including any
 -----------------------
change, circumstance or event as the result of an omission or failure to act pursuant to any regulation, that individually or in the aggregate with all other changes, circumstance or events, is or is reasonably likely to have a material adverse effect (i) on the business, properties, condition (financial or otherwise), assets, Liabilities, results of operations or prospects of TDL, Inc. or TDLM or (ii) on the consummation of the transactions contemplated by this Agreement in a timely manner.
 "Minimum  Shareholders'  Equity"  has  the meaning specified in Section 9.03 of
  ------------------------------
this  Agreement.
  -
"Mr.  Bateman"  has  the  meaning  specified  in the Preamble to this Agreement.
 ------------
"Mr.  Hetherington" has the meaning specified in the Preamble to this Agreement.
 -----------------
"Mr.  Hill"  has  the  meaning  specified  in  the  Preamble  to this Agreement.
 ---------
"Ms.  Hetherington" has the meaning specified in the Preamble to this Agreement.
 -----------------
"Non-Actionable  Subordination  Agreement"  has the meaning specified in Section
 ----------------------------------------
7.08  of  this  Agreement.
 -
"Orbit  Disclosure  Schedule"  has  the meaning specified in the introduction of
 ---------------------------
Article  V  of  this  Agreement.
 --
"Orbit  Note"  has the meaning specified in Section 2.02(iii) of this Agreement.
 -----------
"Orbit  Shares"  has the meaning specified in Section 2.02(i) of this Agreement.
 -------------
"Ordinary Course of Business" shall mean the ordinary course of business of TDL,
 ---------------------------
Inc.'s, or TDLM's business, consistent with past custom and practice (including with respect to pricing, quantity and frequency).
"Permits" means all permits, authorizations, approvals, registrations, licenses,
 -------
certificates, directives, orders or variances granted by or obtained from any Governmental Authority and used or required in connection with the business of TDL, Inc. or TDLM.
"Permitted Liens" means (i) Liens created by Buyer, (ii) Liens for or in respect
 ---------------
of Taxes, impositions, assessments, fees, water and sewer rents and other governmental charges levied or assessed or imposed against the leased real property which are not yet delinquent or are being contested in good faith by appropriate Proceedings, (iii) the rights of lessors and lessees under leases executed in the Ordinary Course of Business, (iv) the rights of licensors and licensees under licenses executed in the Ordinary Course of Business or (v) Liens, and rights to Liens, of mechanics, warehousemen, carriers, repairmen and others arising by operation of Law and incurred in the Ordinary Course of Business, securing obligations not yet delinquent or being contested in good faith by appropriate Proceedings.
"Person"  or  "person"  (regardless  of  whether  capitalized) means any natural
 ------        ------
person,  entity,  or  association, including without limitation any corporation,
 ----
partnership,  limited  liability  company,  government (or agency or subdivision
 -
thereof),  trust,  joint  venture,  or  proprietorship.
 -
"Personal Property" has the meaning specified in Section 4.15 of this Agreement.
 -----------------
"Premises"  refers  collectively  to  all  the  real  property  owned, leased or
 --------
operated  by  TDL,  Inc.  or  TDLM,  unless otherwise provided in this Agreement
 ------
(i.e.,  leased  Premises).
 ----
"Prime Rate" means the fluctuating rate per annum announced from time to time in
 ----------
The  Wall  Street  Journal  as  the  prime  rate.
"Proceeding"  means charge, complaint, action, order, writ, injunction, judgment
 ----------
or decree outstanding or claim, application, demand, suit, litigation, Proceeding, labor dispute, arbitration or other alternative dispute resolution Proceeding, hearing or investigation.
"Proprietary  Information"  has  the  meaning  specified in Section 4.19 of this
 ------------------------
Agreement.
 ---
"Purchase  Price"  has  the meaning specified in Section 2.02 of this Agreement.
 ---------------
"Purchase Proposal" has the meaning specified in Section 7.04 of this Agreement.
 -----------------
"Registration  Rights Agreement" has the meaning specified in Section 2.06(c) of
 ------------------------------
this  Agreement.
"Release  of  Guarantee"  has  the  meaning  specified  in  Section 7.09 of this
 ----------------------
Agreement.
 ------
"Representative"  means  any  officer, director, member, shareholder, principal,
 --------------
attorney,  agent,  employee,  accountant,  consultant  or  other representative.
 -
"Restrictive  Covenants  Agreement" has the meaning specified in Section 9.13 of
 ---------------------------------
this  Agreement.
"SEC"  means  the  United  States  Securities  and  Exchange  Commission.
 ---
"SEC  Documents" has the meaning specified in Section 5.10(a) of this Agreement.
 --------------
"Section  338(h)(10)  Election"  has  the  meaning specified in Section 2.07(a).
 -----------------------------
"Securities  Act" means the Securities Act of 1933, as amended, or any successor
 ---------------
federal statute, and the rules and regulations of the SEC thereunder, all as the same are in effect at the relevant time of reference.
"Security  Agreement"  has  the  meaning  specified  in  Section  8.04  of  this
 -------------------
Agreement.
 --------
"Sellers"  has  the  meaning  specified  in  the  Preamble  to  this  Agreement.
 -------
"Shares"  has  the  meaning  specified  in  the  Recitals  to  this  Agreement.
 ------
"Share  Purchase"  has  the meaning specified in the Recitals to this Agreement.
 ---------------
"Subsidiary"  or  "Subsidiaries"  means  with  respect  to  any  Person,  any
 ----------        ------------
corporation,  partnership,  limited liability company, association, trust, joint
 ----------
venture  or  other  entity or organization of which such Person, either alone or through or together with any other Subsidiary, owns, directly or indirectly, more than 25% of the stock or other equity interests, the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, association, trust, joint venture or other entity or organization.
"Tax"  or  "Taxes"  means all Taxes, assessments, charges, duties, fees, levies,
 ---        -----
imposts  or  other  governmental  charges,  including,  without  limitation, all
 -
federal,  state,  local, municipal, county, foreign and other income, franchise,
 -
profits, capital gains, capital stock, capital structure, transfer, gross receipt, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profits, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental (including Taxes under Code Section 59A), alternative, minimum, add-on, value-added, withholding and other Taxes, assessments, charges, duties, fees, levies, imposts or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and all estimated Taxes, deficiency assessments, additions to Tax, additional amounts imposed by any Taxing or Governmental Authority (domestic or foreign), penalties, and interest, and shall include any Liability for such amounts as a result either of being (or having been) a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any Person, and shall include any Liability for such amounts relating to any other Person if such Liability is imposed by reason of Law (including transferee or successor Liability).
"Tax  Return"  means  any  return,  declaration,  report,  claim  for  refund,
 -----------
information  return,  or  other  document  (including  any related or supporting
 ---------
estimates,  elections,  schedules, statements, or information) filed or required
 ----
to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any Laws, regulations, or administrative requirements relating to any Tax.
"TDL  Disclosure  Schedule"  has  the  meaning  specified in the introduction of
 -------------------------
Article  III  of  this  Agreement.
 ----
"TDL  Financial Statements" has the meaning specified in Section 4.06(a) of this
 -------------------------
Agreement.
"TDL,  Inc."  has  the  meaning  specified  in  the  Preamble to this Agreement.
 ----------
"TDL,  Inc.  Shareholders"  has  the  meaning  specified in the Preamble to this
 ------------------------
Agreement.
 ----
"TDL  Shares"  has  the  meaning  specified  in  the Recitals to this Agreement.
 -----------
"TDLM"  has  the  meaning  specified  in  the  Preamble  to  this  Agreement.
 ----
"TDLM Shareholders" has the meaning specified in the Preamble to this Agreement.
 -----------------
"TDLM  Shares"  has  the  meaning  specified  in the Recitals to this Agreement.
 ------------
"Third  Party  Claim"  has  the  meaning  specified  in  Section 6.03(a) of this
 -------------------
Agreement.
 ------
"United  States"  means  the  United  States  of  America,  its  territories and
 --------------
possessions,  any  state  of  the  United  States, and the District of Columbia.
 -------
 Other  Definitional  Provisions.
 -------------------------------
     Any reference to an Article, Section or Annex is a reference to an Article or Section of, or an Annex to, this Agreement.
Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.
The  words  "include",  "includes"  and  "including"  mean include, includes and
             -------     --------         ---------
including  without  limitation.

                                Purchase and Sale
 Purchase  and  Sale  of  Shares.
 -------------------------------
     Subject to and upon satisfaction of the terms and conditions of this Agreement, Sellers shall sell, transfer, convey, assign and deliver the Shares to Buyer, and Buyer shall purchase, acquire and accept the Shares from Sellers on the Closing Date.
  ClosingPurchase  Price.
  ----------------------
     The aggregate consideration payable by Buyer for the Shares at Closing shall, subject to adjustment, be Eight Million Five Hundred Thousand Dollars ($8,500,000) (as adjusted, the "PURCHASE PRICE"), consisting of the following:
(i) An aggregate number of shares of Common Stock of Buyer ("ORBIT SHARES") equal in value to One Million Five Hundred Thousand Dollars ($1,500,000.00)
based on the average closing price of Buyer's Common Stock for the twenty (20) consecutive trading days ending two trading days prior to the Closing Date;
(ii) Five Million Dollars ($5,000,000.00) in cash payable on the Closing Date by certified check or wired funds, and
(iii) A Two Million Dollar ($2,000,000.00) promissory note from Buyer (the "ORBIT NOTE"), substantially in the form annexed hereto as Exhibit 2.02(iii),
                                                              -----------------
payable in quarterly installments during the five-year period from the date of issue, bearing interest at the Prime Rate plus two percent (2%).
  Allocation  of  the  Purchase  Price.
  ------------------------------------
     The  Purchase  Price will be allocated among the Sellers in accordance with
Exhibit 2.03 annexed hereto. Any change in the Purchase Price allocations at the
 -----------
time  of  Closing  resulting  from  Minimum Shareholders' Equity (as hereinafter defined)  shall  be  made  as  set  forth  in  Section  9.03  of this Agreement.
  Closing.
  -------
     The closing of the Share Purchase (the "CLOSING") will take place at a location to be mutually agreed upon by the parties, at 10:00 a.m. (local time)
as soon as reasonably practicable following the satisfaction, in Buyer's sole and absolute discretion acting reasonably, of the conditions precedent set forth in Articles IX and X. The parties desire to cause the Closing to occur on or about February 28, 2005 (the "CLOSING DATE"). Subject to the provisions of
Section 11.01 hereof, failure to consummate the Closing on the date and time and at the place determined pursuant to this Section 2.04 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.
  Closing  Procedures  and  Deliveries.
  ------------------------------------
     Transfer and Delivery of Shares. To effect the sale and transfer of the Shares, at the Closing, each of the Sellers shall transfer and deliver to Buyer (or its nominee(s)) share certificates representing the Shares, free and clear of any Liens of any nature whatsoever, duly endorsed in blank for transfer, or accompanied by irrevocable stock powers duly executed in blank, in either case by the holders of record of such Shares. The Sellers shall take such actions as may be necessary to cause the transfer of such Shares to be registered upon the books of TDL, Inc. and TDLM, as the case may be, and to enter Buyer or its nominee(s) as the holder of the Shares and to issue one or more share certificates  to  Buyer  or  its  nominee(s)  representing  the  Shares.
Payment of Cash Portion of Closing Purchase Price. At the Closing, upon receipt of the Shares as provided in Section 2.05(a), Buyer shall pay to each of the Sellers their allocated cash portions of the Purchase Price. The cash portion of the Purchase Price payable by Buyer to each of the Sellers will be paid at Closing by a certified check and/or by wire transfer of immediately available funds to accounts designated by each of the Sellers in writing prior to the Closing.
Issuance of Orbit Note. At the Closing, upon receipt of the Shares as provided in Section 2.05(a), Buyer shall issue the Orbit Note to each Seller in accordance with Section 2.02(iii) hereof.
Issuance of Orbit Shares. At Closing, Buyer shall issue and deliver to each Seller in accordance with Section 2.02(i) hereof, the Orbit Shares. Buyer shall take such actions as may be necessary to enter each Seller as the record holder of his or her respective portion of the Orbit Shares and to issue one or more share certificates to each Seller representing the Orbit Shares. Certificates; Opinions and Documents. At the Closing, Buyer, TDL, Inc. TDLM and the Sellers shall deliver the certificates, opinions of counsel and documents described in Articles IX and X of this Agreement required to be delivered at
Closing  as  conditions  to  Closing.
Other Closing Transactions. At the Closing, each of the parties hereto shall take such other actions reasonably required hereby to be performed by it prior to or on the Closing Date, including, without limitation, satisfying the conditions  set  forth  in  Articles  IX  and  X  of  this  Agreement.
No Waiver at Closing. Buyer, TDL, Inc., TDLM or Sellers may elect to close the transactions contemplated by this Agreement notwithstanding the breach of any representation, warranty or covenant by the other party, whether or not disclosed.
  Conditions  to Closing.
  ---------------------
     Orbit Financing. Buyer shall have sixty (60) days from the execution of this Agreement (the "Financing Period") to obtain $5,000,000.00 in financing as part of the Purchase Price on terms reasonably acceptable to Buyer. In the event that Buyer shall fail to deliver written notice to Sellers of its election to terminate this Agreement due to failure of this financing contingency, prior to 5:00 p.m. on the last day of the Financing Period, this financing contingency shall be deemed satisfied and waived by Buyer.
Due Diligence. Buyer shall have a due diligence period of sixty (60) days following execution of this Agreement (the "Due Diligence Period") to conduct the necessary due diligence, together with its lenders and their respective Representatives and agents, to satisfy themselves that TDL, Inc. and TDLM will attain the revenue and profitability that has been provided to Buyer in their projections and that their respective businesses will not undergo any Material Adverse Change in the future, plus, however, solely as to environmental matters only such additional time as may be reasonably necessary to conduct the Phase I and/or Phase II environmental investigation described in Section 7.01 herein. In the event that Buyer shall fail to deliver written notice to Sellers of its election to terminate this Agreement due to its dissatisfaction with the results of its due diligence review, prior to 5:00 p.m. on the last day of the Due Diligence Period (or, with respect to environmental conditions only, prior to five (5) business days after Buyer's receipt of the Phase I or, if applicable, Phase II environmental site assessment), this due diligence contingency shall be deemed satisfied and waived by Buyer.
Registration of Orbit Shares. Within a reasonable time following the Closing, to be mutually agreed upon by the parties hereto, but in no event later than nine (9) months thereafter, Buyer shall file with the SEC a registration statement to register the Orbit Shares in accordance with the terms of the Registration Rights Agreement, substantially in the form annexed hereto as
Exhibit  2.06(c)  ("REGISTRATION  RIGHTS  AGREEMENT").
     -----------
  Tax  Matters.
  ------------
     Section 338(h)(10) Election. TDL, Inc., TDLM and each of the Sellers shall join with Buyer in making an election under Code 338(h)(10) with respect to the Share Purchase (a "SECTION 338(H)(10) ELECTION"). Sellers shall prepare for Buyer's review and agreement a detailed schedule of Buyer's obligations under
Section 6.02 as a result of the Section 338(h)(10) Election. Sellers will include any income, gain, loss, deduction, or other Tax item resulting from the
Section 338(h)(10) election on their Tax Returns to the extent required by applicable Law. Buyer shall timely prepare and file tax forms 8023 and 8883. Buyer shall be solely responsible for any and all payments owed by Sellers as a result of the Section 338(h)(10) Election. Buyer's obligation hereunder shall survive Closing.
S Corporation Status. TDL, Inc., TDLM and the Sellers will not revoke TDL, Inc.'s and TDLM's election to be taxed as an S corporation within the meaning of Code 1361 and 1362. TDL, Inc., TDLM and the Sellers will not take or allow any action other than the sale of TDL, Inc.'s and TDLM's stock pursuant to this Agreement that would result in the termination of TDL, Inc.'s and TDLM's status as a validly electing S corporation with the meaning of Code 1361 and 1362. Purchase Price Allocation. Buyer, TDL, Inc., TDLM and each of the Sellers hereby agree that the Purchase Price will be allocated to the assets of TDL, Inc. and TDLM for all purposes (including Tax and financial accounting) in a manner consistent with Code 338 and 1060 and the regulations thereunder. Buyer, TDL, Inc., TDLM and each of the Sellers shall file all Tax Returns (including amended Tax Returns and claims for refunds) and information reports in a manner consistent with such values.

                  Representations and Warranties of the Sellers
     Except  as  disclosed  (in  accordance  with  Section  11.11 hereof) in the disclosure schedules of TDL, Inc., TDLM and the Sellers attached hereto (collectively, the "TDL DISCLOSURE SCHEDULE"), each of the Sellers, severally and not jointly, to the best of their knowledge, represents and warrants to Buyer on the date hereof and, except as may be otherwise disclosed to Buyer, on the Closing Date as follows:
 Ownership  of  Shares.
 ---------------------
     Such Seller is the sole owner, beneficially and of record, of such Shares set forth opposite such Seller's name on Schedule 3.01 of the TDL Disclosure
                                             -------------
Schedule, free and clear of any Liens. At the Closing, such Seller will transfer to Buyer good title to all such Shares, free and clear of any Liens.
  Authority;  Binding  Effect.
  ---------------------------
     Such Seller has the full authority and legal capacity to execute and deliver this Agreement, the Ancillary Documents to which he is party and all other certificates, agreements or other documents to be executed and delivered by such Seller and to consummate the transactions contemplated hereby and thereby. This Agreement and the Ancillary Documents to which such Seller is a party have been duly executed and delivered by such Seller and this Agreement and each of the Ancillary Documents to which such Seller is party is a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors' rights generally and to general principles of equity. Notwithstanding anything to the contrary contained herein, Buyer acknowledges that TDL, Inc. and TDLM were each incorporated as Pennsylvania "statutory close" corporations which would prohibit the transfer of the Shares to Buyer but that Sellers shall terminate such statutory close status prior to the Closing.
  No  Violations.
  --------------
     The execution, delivery and performance by such Seller of this Agreement and any Ancillary Documents to which such Seller is party, and the consummation of the transactions contemplated by this Agreement, do not and will not (i) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of such Seller under, any contract or agreement to which such Seller is a party or to which any of its assets is subject or (ii) violate or result in a breach of, or constitute a default under, any Law or judgment applicable to such Seller or by which such Seller or any of its assets are bound or affected, except, in the cases of clauses (i) and (ii), for any conflict, breach, default, termination, cancellation, acceleration or violation which, individually or in the aggregate, would not reasonably be expected to impair such Seller's ability to effect the Share Purchase.
  No  Other  Agreements  to  Purchase.
  -----------------------------------
     No Person (other than Buyer hereunder) has any written or oral agreement or option or any right or privilege, whether by Law, pre-emptive or contractual, capable of becoming an agreement or option for the purchase or acquisition from such Seller of any of the Shares hereunder.
 Consents  and  Approvals.
 ------------------------
     No Consent is required to be obtained by such Seller and no notice or filing is required to be given by such Seller or made by such Seller with, any Governmental Authority or other Person in connection with the execution, delivery and performance by such Seller of this Agreement or any Ancillary
Documents  to  which  he  is  party,  nor  are  any  Consents required under any
Contracts to which such Seller is a party or by which he is bound to give any notice to, or obtain the Consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement.
 Brokers  and  Finders.
 ---------------------
     There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of such Seller, or any
Affiliate of such Seller, who might be entitled to any fee or commission from such Seller, or any Affiliate of such Seller, in connection with the transactions contemplated by this Agreement.
 Investment  Representations.
 ---------------------------
     Such Seller is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, is acquiring the Orbit Shares for his own account, with the present intention of holding such Orbit Shares for investment and not with the present intention of participating, directly or indirectly, in any resale or distribution of the Orbit Shares. Such Seller is not a "dealer" of securities (as that term in defined in the Securities Act). Such Seller has such Knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated under this Agreement. Such Seller's financial condition is such that it is able to bear all economic risks of investment in the Orbit Shares, including a complete loss of its investment therein. Buyer has provided such Seller with adequate access to financial and other information concerning Buyer as requested, and such Seller has had the opportunity to ask questions of and receive answers from Buyer concerning the transactions contemplated by this Agreement and to obtain therefrom any additional information necessary to make an informed decision regarding an investment in Buyer. Such Seller is aware that the Orbit Shares are not registered under the Securities Act, and that neither the Orbit Shares nor any interest therein may be sold, pledged, or otherwise transferred unless such transaction or transactions in the Orbit Shares is or are registered under the Securities Act or qualify for an exemption under the Securities Act.
  TDL  Disclosure  Schedule.
  -------------------------
     The TDL Disclosure Schedule referred to in this Article III contains certain information regarding such Seller as indicated at various places in this Agreement and is attached to and forms a part of this Agreement. Each such Seller hereby represents and warrants that all information set forth in the TDL Disclosure Schedule regarding such Seller is and will be true, correct and complete in all material respects as of the date of this Agreement and on the Closing Date, does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties under this Article III. Each of the documents and other writings furnished to Buyer by such Seller pursuant to Article III and each of the representations, warranties and statements by such Seller in this Article III is true, correct and complete in all material respects with respect to such Seller as of the date furnished and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       Representations and Warranties of TDL, Inc., TDLM and the Management
                                  Shareholders
     Except as disclosed (in accordance with Section 11.11 hereof) in the TDL Disclosure Schedule, each of TDL, Inc., TDLM and the Management Shareholders, severally and jointly, represents and warrants to Buyer on the date hereof and, except as may be otherwise disclosed to Buyer, on the Closing Date as follows:
 Organization  and  Qualification.
 --------------------------------
     TDL, Inc. and TDLM is each a corporation duly organized, validly existing, and in good standing under the Laws of its state of incorporation, formation or organization, as the case may be. TDL, Inc. and TDLM each has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The minute books of TDL, Inc. and TDLM have been and will continue to be made available to Buyer for inspection and accurately record therein all corporate actions taken by the Boards of Directors of TDL, Inc. and TDLM and all actions taken by the TDL, Inc. Shareholders and the TDLM Shareholders. Schedule4.01 of the TDL Disclosure
                                             ------------
Schedule sets forth, as to TDL, Inc. and TDLM, their respective places of organization, principal places of business, jurisdictions in which they are qualified to do business, and the businesses which they presently conduct and which they contemplate conducting.
 Corporate  Power;  Binding  Effect.
 ----------------------------------
     TDL, Inc. and TDLM each has all requisite power and full legal right to execute and deliver this Agreement, the Ancillary Documents to which it is a party and all other certificates, agreements or other documents to be executed and delivered by TDL, Inc. and TDLM, and to perform all of its obligations hereunder in accordance with the terms hereof and thereof. This Agreement and the Ancillary Documents to which it is party and the transactions contemplated hereby and thereby have been duly approved and authorized by all requisite corporate action on the part of TDL, Inc. and TDLM, and this Agreement and the Ancillary Documents to which it is a party has been duly executed and delivered by TDL, Inc. and TDLM and constitutes a legal, valid, and binding obligation of each of TDL, Inc. and TDLM, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar Laws affecting creditors rights generally and to general principles of equity. The execution, delivery, and performance by TDL, Inc. and TDLM of this Agreement and the Ancillary Documents to which it is a party, and the consummation by TDL, Inc. and TDLM of the transactions contemplated hereby and thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any Lien, or (with or without notice or the lapse of time or both) the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the charter documents or by-laws of TDL, Inc. and TDLM, except with respect to their "statutory close" status, as set forth in Section 3.02 hereof, which is being terminated, (y) any judgment, decree, order, statute, rule, or regulation binding on or applicable to TDL, Inc. or TDLM, or (z) any agreement, instrument, Contract, lease, license, note, bond, mortgage, indenture, or other obligation to which TDL, Inc. or TDLM is a party or by which they are bound. The Share Purchase has been approved by all corporate action required by the Laws of the states of incorporation of TDL, Inc. and TDLM and their respective charter documents and by-laws.
 Foreign  Qualification.
 ----------------------
     Neither TDL, Inc. nor TDLM is qualified to do business a as a foreign corporation in any jurisdiction.
 Subsidiaries.
 ------------
     Neither  TDL,  Inc.  nor  TDLM  has  any  Subsidiaries.
 Capitalization.
 --------------
     The authorized and the outstanding capital stock and securities of TDL, Inc. and TDLM are as set forth in Schedule4.05(a) of the TDL Disclosure
                                          ---------------
Schedule, and all such outstanding shares of capital stock and securities are owned (of record and beneficially) by the persons and in the amounts there indicated. All such outstanding shares of capital stock and securities are duly authorized, validly issued, fully paid, and nonassessable, and free and clear of Liens.
Other than in connection with the Share Purchase, and except as set forth in Schedule4.05(b) of the TDL Disclosure Schedule, neither TDL, Inc. nor TDLM, is
   ------------
bound  by,  or  has  any  obligation to grant or enter into, any (i) outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock, any membership interests or any other equity security, or any securities described in the following clause, or (ii) securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares of its capital stock, any membership interests or any other equity security.
Other than in connection with the Share Purchase, and except as set forth in Schedule4.05(c) of the TDL Disclosure Schedule, neither TDL, Inc. nor TDLM, (i)
   ------------
has any outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock, membership interests or other equity securities of TDL, Inc. or TDLM, (ii) is a party to or bound by, or has Knowledge of, any agreement or instrument relating to the voting of any of its securities, or (iii) is a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under the Securities Act.
 Financial  Condition.
 --------------------
     Financial Statements. TDL, Inc. and TDLM have delivered to Buyer unaudited unconsolidated financial statements of TDL, Inc. and TDLM, including balance sheets and the related statements of operations and retained earnings and statements of cash flows for the two-year period ended December 31, 2003 and for the six (6) month period ended June 30, 2004 (collectively, the "TDL FINANCIAL STATEMENTS"). Richard A. Hetherington, in his capacity as Chief Executive Officer of TDL, Inc. and also on behalf of TDLM, has reviewed the TDL Financial Statements, and based on his Knowledge, believes that the TDL Financial Statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the TDL Financial Statements. The TDL Financial Statements have been compiled by a certified public accountant and fairly present the financial condition and the results of operations, retained earnings, shareholders' equity and cash flows of TDL, Inc. and TDLM as at the respective dates of and for the periods referred to therein, all in accordance with GAAP. The TDL Financial Statements reflect the consistent application of
GAAP throughout the periods involved, except as disclosed in the notes to such financial statements. Since December 31, 2003, there has been no change in TDL, Inc.'s and TDLM's method of accounting for Tax purposes or any other purpose. The TDL Financial Statements as of June 30, 2004 (the "CUT-OFF DATE") disclose all Liabilities of TDL, Inc. and TDLM required to be disclosed therein under GAAP and contain adequate reserves for Taxes and all other material accrued
Liabilities and there are no loss contingencies which are not adequately provided for in the TDL Financial Statements. The TDL Financial Statements have been prepared from and are in accordance with the accounting Books and Records of TDL, Inc. and TDLM. TDL, Inc. and TDLM have delivered to Buyer copies of all letters from TDL, Inc.'s and TDLM's auditors to TDL, Inc.'s and TDLM's boards of directors or the audit committee thereof during the thirty-six (36) months preceding the execution of this Agreement, together with copies of all responses thereto. Buyer acknowledges that it has reviewed and approved the reports of the independent auditors with respect to the Financial Statements. Tulip has no reason to believe its internal controls and procedures would prevent it from complying with Section 404 of the Sarbanes-Oxley Act of 2002, subject to Section
7.01 below under which Buyer's auditors will have access to Tulip's books and records to confirm this representation.
Accounts Receivable. Accounts receivable and trade receivables (collectively defined as the "ACCOUNTS RECEIVABLE") of TDL, Inc. and TDLM reflected in the TDL Financial Statements are valid, bona fide existing claims for the aggregate amounts thereof reflected in the TDL Financial Statements, net of the reserves or allowances for doubtful receivables reflected in such Financial Statement or thereafter in TDL, Inc.'s and TDLM's books and records uniformly maintained in accordance with the TDL Financial Statements, accounted for in accordance with GAAP, and TDL knows of no reason as of the Closing Date that would make such Accounts Receivable, taken as a whole, not collectible. This representation is in no manner a representation as to the amount of Accounts Receivable which will ultimately be collected.
Inventory. All Inventory has been acquired and maintained in accordance with the regular business practices of TDL, Inc. and TDLM, consists of new and unused items of a quality and quantity usable or saleable in the Ordinary Course of Business, and is valued at reasonable amounts based on the normal valuation policies of TDL, Inc. and TDLM at prices equal to the lower of cost or market value on a first-in, first-out basis. All obsolete Inventory and/or Inventory on hand that is not needed to fulfill present and/or anticipated orders has been written off.
Accounts  Payable.  Schedule 4.06(c) of the TDL Disclosure Schedule sets forth a
                    ----------------
true, correct and complete list of all accounts payable of TDL, Inc. and TDLM at the date hereof, including amounts payable to trade creditors and other short-term Liabilities commonly identified as accounts payable, which are, to the best of their Knowledge, bona fide, valid and binding obligations of TDL, Inc. or TDLM incurred in the Ordinary Course of Business on an arms-length basis. Schedule 4.06(c) sets forth the dates upon which payment to each of the
        -----------------
listed  items  is  due.
  Absence  of  Certain  Changes.
  -----------------------------
     Since  the  Cut-Off  Date,  there  has  not  been:
     any (i) acquisition (by purchase, lease as lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by TDL, Inc. or TDLM, of any material properties or assets, or (ii) other transaction by, or any agreement or commitment on the part of, TDL Inc. or TDLM, other than in the Ordinary Course of Business that has not caused and is not reasonably likely to cause, either in any case or in the aggregate, a Material Adverse Effect;
any material change in the condition (financial or otherwise), properties, assets, Liabilities, investments, revenues, expenses, income, operations, business, or prospects of TDL, Inc. or TDLM, or in any of their respective relationships with any suppliers, customers or other third parties with whom any of them has financial, commercial or other business relationships, other than changes in the Ordinary Course of Business that have not caused and cannot reasonably be expected to cause, either in any case or in the aggregate, a Material Adverse Effect;
any transaction or change in compensation by TDL, Inc. or TDLM, with any of their respective stockholders, members, directors, officers or key employees, other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices;
any damage, destruction, or loss, whether or not covered by insurance, that, either in any case or in the aggregate, has caused, or could reasonably be expected to cause, a Material Adverse Effect;
any declaration, setting aside, or payment of any dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares of the capital stock, membership interests, or other securities of TDL, Inc. or TDLM, except as disclosed in Schedule 4.07(e) of the TDL Disclosure
                                          ----------------
Schedule;
any issuance of any shares of the capital stock, membership interests or other securities of TDL, Inc. or TDLM, or any direct or indirect redemption, purchase, or other acquisition by TDL, Inc. or TDLM of any shares of their respective capital stock, membership interests or other securities;
any  change  in  the  officers, directors, key employees or material independent contractors  of  TDL,  Inc.  or  TDLM;
any labor trouble or claim of unfair labor practices involving TDL, Inc. or TDLM, any increase in the compensation or other benefits payable or to become payable by TDL, Inc. or TDLM to any of their respective Affiliates, or to any of their respective officers, employees, or independent contractors, or any bonus payments or arrangements made to or with any of such officers, employees, or independent contractors;
any forgiveness or cancellation of any debt or claim by TDL, Inc. or TDLM or any waiver by TDL, Inc. or TDLM of any right of material value, other than compromises of Accounts Receivable in the Ordinary Course of Business; any incurrence or any payment, discharge, or satisfaction or default by TDL, Inc. or TDLM of any material Indebtedness or any material obligations or material Liabilities, whether absolute, accrued, contingent, or otherwise (including without limitation Liabilities, as guarantor or otherwise, with respect to obligations of others), and whether due or to become due, matured or unmatured, liquidated or unliquidated, other than that which are reflected or reserved against in the TDL Financial Statements or incurred in the Ordinary Course of Business that have not caused and cannot reasonably be expected to cause, either in any case or in the aggregate, a Material Adverse Effect; any incurrence, discharge, or satisfaction of any Lien (i) by TDL, Inc. or TDLM, or (ii) on any of the capital stock, membership interests, other securities, properties, or assets owned or leased by TDL, Inc. or TDLM;
any change in the financial or Tax accounting principles, practices, or methods of TDL, Inc. or TDLM;
any  agreement,  understanding,  or  commitment  by or on behalf of TDL, Inc. or
TDLM, whether in writing or otherwise, to do or permit any of the things referred to in this Section 4.07;
any cancellation or notice of cancellation, or surrender of any policy of insurance (which has not been cured by payment of premium, procurement of an equivalent policy, or otherwise) relating to or affecting the assets or the business of TDL, Inc. or TDLM;
write-down of the value of any Inventory of TDL, Inc. or TDLM, or write-off as uncollectible of any notes or Accounts Receivable, or any portion thereof of TDL, Inc. or TDLM in excess of the amount reserved therefor on the TDL Financial Statements;
prepayments, advances or other deposits, made by customers of the business with respect to products or services contracted for but not provided as of the Closing Date or any other unearned income except with respect to Siemens MIP which is currently in negotiation.
transaction  not  in  the  Ordinary  Course  of  Business;
cancellation of any material orders from, or material Contracts with, customers of TDL, Inc. or TDLM, that, singly or in the aggregate, has caused, or could reasonably be expected to cause, a Material Adverse Effect;
any problems with key suppliers of TDL, Inc. or TDLM which would impair their ability to fulfill their customers' orders, that, singly or in the aggregate, has caused, or could reasonably be expected to cause, a Material Adverse Effect; or
agreement or commitment, whether or not in writing, to do any of the aforementioned.
 Properties,  Leases,  Etc.
 --------------------------
     Title to Properties; Condition of Personal Properties. TDL, Inc. and TDLM has (i) good and marketable title to all of the assets and properties owned by it, including without limitation all assets and properties reflected in the TDL Financial Statements free and clear of all Liens, (ii) valid title to the lessee interest in all assets and properties leased by them as lessee, free and clear of all Liens, and (iii) full right to hold and use all of its assets and properties used in or necessary to its businesses and operations, in each case all free and clear of all Liens, and in each case subject to applicable Laws and the terms of any lease under which TDL, Inc. and TDLM leases such assets or properties as lessee. All such assets and properties are in workable condition and repair, reasonable wear and tear excepted, and collectively are adequate and sufficient to carry on the businesses of TDL, Inc. and TDLM as presently conducted and as proposed to be conducted.
No Owned Real Properties. Neither TDL, Inc. nor TDLM, owns or has owned any real property or any interest (other than a leasehold interest) in any real property. Leased Properties. Schedule 4.08(c) of the TDL Disclosure Schedule sets forth a
                    ----------------
complete and correct description of all leases of real or personal property under which TDL, Inc. and TDLM is lessor or lessee. True, complete and correct copies of all such leases and all amendments, supplements, and modifications thereto, other than any personal property lease with an annual rent of less than $10,000 and total remaining rental payments of less than $20,000, have been delivered to Buyer. Each such lease is valid and enforceable in accordance with its terms(subject to bankruptcy, insolvency and similar Laws affecting creditor's rights generally and to general equitable principles), is in full force and effect and, to TDL, Inc.'s and TDLM's Knowledge, no event or condition exists that constitutes, or after notice or lapse of time or both would constitute, a default thereunder by TDL, Inc. or TDLM, as the case may be, or, to TDL, Inc.'s and TDLM's Knowledge, any other party thereto. TDL, Inc. and TDLM's leasehold interests are subject to no Lien, and TDL, Inc. and TDLM is in quiet possession of the properties covered by their respective leases. TDL, Inc. and TDLM have established adequate reserves which are reflected in the TDL Financial Statements, for the anticipated costs of any property renovation and repairs to TDL, Inc.'s or TDLM's leased Premises required to be performed or paid for by it upon termination of any of its leases of real property. Each lease is the entire agreement between TDL, Inc. or TDLM and lessor under such lease, including all representations and warranties, and there are no other agreements between TDL, Inc. or TDLM and such lessor of any kind. TDL, Inc. or TDLM, as the case may be, has paid in full all obligations for brokerage commissions and finders' fees incurred in entering into the leases. The building and other improvements on the leased Premises are in good operating condition and repair, and to the Knowledge of TDL, Inc. TDLM and the Management Shareholders without structural or mechanical defects of any kind, and at Closing will be in the same condition as they are now, reasonable wear and tear excepted.
Pending  Tax  Proceedings.  Except  as  set forth in Schedule 4.08(d) of the TDL
                                                     ----------------
Disclosure Schedule, neither TDL, Inc. nor TDLM, has retained anyone to file notices of protest against, or to commence actions to review, real property Tax assessments against the leased Premises, and is not aware that any such action has been taken by or on behalf of any lessees under the leases. Schedule
                                                                        --------
4.08(d)  of  the  TDL Disclosure Schedule contains (i) a list and description of
      -
all actions taken by TDL, Inc. or TDLM to file notices of protest against, or to commence actions to review, real property Tax assessments against the leased Premises, and that status of all such Proceedings, and (ii) true and complete copies of all agreements between TDL, Inc. or TDLM and their respective Tax counsel relating to any such Proceedings.
Insurance Policies. TDL, Inc. and TDLM have furnished to Buyer an accurate schedule of all insurance policies now affecting the leased Premises as set forth in Schedule 4.08(e) of the TDL Disclosure Schedule. These policies are in
         ----------------
compliance with, and fulfill all of TDL, Inc.'s and TDLM's insurance obligations under the leases and each of these policies permits any waiver of subrogation contained in, or required by, the leases, and the only insurance policies carried on the leased Premises are those set forth in Schedule 4.08(e) of the
                                                         ----------------
TDL  Disclosure  Schedule.
 Indebtedness.
 ------------
     Except  as  set  forth  in  Schedule  4.09  and Schedule 4.06(c) of the TDL
                                 --------------      ----------------
Disclosure  Schedule  and disclosed in the TDL Financial Statements, immediately after the Closing, neither TDL, Inc. nor TDLM, will have any Indebtedness outstanding. Neither TDL, Inc. nor TDLM is in default with respect to any outstanding Indebtedness or any instrument or agreement relating thereto, and no such Indebtedness or any instrument or agreement relating thereto purports to limit the issuance of any securities by TDL, Inc. or TDLM or the operation of its business or the business of its Subsidiaries. Complete and correct copies of all instruments and agreements (including all amendments, supplements, waivers, and consents) relating to any Indebtedness of TDL, Inc. and TDLM have been furnished to Buyer.
 Absence  of  Undisclosed  Liabilities.
 -------------------------------------
     Except  as  set  forth  in  Schedule 4.10 of the TDL Disclosure Schedule or
                                 -------------
except to the extent reflected or reserved in the TDL Financial Statements, or incurred in the Ordinary Course of Business since the Cut-Off Date, neither TDL, Inc. nor TDLM, has any material Liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise (including, without limitation, Liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due.
 Tax  Matters.
 ------------
     Filing  of  Tax  Returns  and  Payment  of  Taxes.  Except  as set forth in
Schedule  4.11  of  the  TDL  Disclosure Schedule, TDL, Inc. and TDLM has timely
       -------
filed all Tax Returns required to be filed by it, each such Tax Return has been prepared in compliance with all applicable Laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by TDL, Inc. and TDLM have been paid, and TDL, Inc. and TDLM will not be liable for any additional Taxes in respect of any Taxable period ending on or before the Closing Date in an amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of TDL, Inc. and TDLM as of the Closing Date. No claim has ever been made by a Taxing authority in a jurisdiction where TDL, Inc. or TDLM does not pay Tax or file Tax Returns that TDL, Inc. or TDLM is or may be subject to Taxes assessed by such jurisdiction. There are no Liens for Taxes (other than current Taxes not yet due and payable) on the assets of TDL, Inc. or TDLM.
Audit History, Extensions, Etc. There is no action, suit, Taxing authority Proceeding, or audit with respect to any Tax now in progress, pending, or to the best of TDL, Inc.'s and TDLM's Knowledge, threatened, against or with respect to TDL, Inc. or TDLM. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any Taxing authority against TDL, Inc. or TDLM. Neither TDL, Inc. nor TDLM, has consented to extend the time in which any Tax may be assessed or collected by any Taxing authority. Neither TDL, Inc. nor TDLM, has requested or been granted an extension of the time for filing any Tax Return to a date on or after the Closing Date.
Membership in Affiliated Groups, Etc. Neither TDL, Inc. nor TDLM, has ever been a member of any Affiliated Group, or filed or been included in a combined, consolidated, or unitary Tax Return other than a consolidated Tax return with respect to TDL, Inc. and TDLM. Neither TDL, Inc. nor TDLM, is a party to or bound by any Tax sharing or allocation agreement or has any current or potential contractual obligation to indemnify any other person with respect to Taxes. Withholding Taxes. TDL, Inc. and TDLM has withheld and paid all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor, or other Person.
Amending Tax Returns. Following Closing, no Tax Returns with respect to TDL, Inc. or TDLM shall be amended without the prior written consent of the TDL, Inc. Shareholders or the TDLM Shareholders, as the case may be, if such amendments could result in liability to such Sellers.
 Litigation  and  Claims.
 -----------------------
     No litigation, arbitration, action, suit, claim, demand, Proceeding or investigation (whether conducted by or before any judicial or regulatory body, arbitrator, commission or other person) is pending or, to TDL, Inc.'s and TDLM's Knowledge, threatened, against TDL, Inc. or TDLM.
 Safety,  Zoning,  Real  Estate  and  Environmental  Matters.
 -----------------------------------------------------------
     To their Knowledge, neither TDL, Inc. nor TDLM is or has been in violation of any applicable statute, Law, or regulation relating to occupational health or safety, other than those the violation of which would not be reasonably likely to, either in any case or in the aggregate, have a Material Adverse Effect, and no charge, complaint, action, suit, Proceeding, hearing, investigation, claim, demand, or written notice has been filed or commenced against or received by TDL, Inc. or TDLM alleging any failure by TDL, Inc. or TDLM to comply with any such statute, Law, or regulation, nor is there any basis therefor known to TDL, Inc. or TDLM.
To their Knowledge, none of the real properties presently owned, leased, or operated by TDL, Inc. or TDLM nor any leasehold improvements thereto, nor any business conducted by TDL, Inc. or TDLM thereon, is in violation of any applicable governmental requirements in respect of the use, occupation and construction thereof, including but not limited to environmental, zoning, platting and other land use requirements, and neither TDL, Inc. nor TDLM has received written notice of, and neither has Knowledge of, any violations or investigations relating thereto. Any written notice of violations thereof which shall be received by TDL, Inc. or TDLM before Closing, whether now noted or issued, shall be cured by TDL, Inc. and/or TDLM so that the Premises shall be conveyed free of the same at Closing. In the event that the same shall not be capable of cure prior to Closing, it shall not constitute a default hereunder and the parties shall mutually agree to postpone Closing or to escrow funds for such cure.
Neither TDL, Inc. nor TDLM has received any written notice that it is presently, or has been, in violation of any judgment, decree, order, statute, Law, permit, license, rule, or regulation pertaining to environmental matters, including without limitation, those arising under any Environmental Laws, other than those the violation of which would not be reasonably likely to, either in any case or in the aggregate, have a Material Adverse Effect.
TDL, Inc. and TDLM, currently possess, currently is in compliance with, and, to TDL, Inc. TDLM, and each Management Shareholder's Knowledge in the past has substantially complied, in all respects with the terms of all Environmental Permits and other approvals necessary to operate the business, and any application for renewals of said permits has been filed in a timely fashion. A list of all such Environmental Permits is set forth in Schedule 4.13(d). To the Knowledge of TDL, Inc., TDLM, or either of the Management Shareholders, there are no Environmental Permits needed by TDL, Inc. or TDLM, or that is required by any Environmental Law in order to operate the business as currently operated by TDL Inc. or TDLM.

     (i)     Hazardous  Substances.  To  their  Knowledge, neither TDL, Inc. nor
             ---------------------
TDLM has been affected by the presence of, there is not presently, nor has TDL, Inc. or TDLM used any (other than as may be used in the ordinary course of their business), or received any written notice of violation for the use or misuse of any, Hazardous Substances which are reasonably likely to be a detriment to the Premises or in violation of any local, state or federal Law or regulation, and there are no potentially hazardous Environmental Conditions which are reasonably likely to affect the Premises, except with respect to the Premises being listed on the EPA FINDS list for the air program, which report by Environmental Appraisers Incorporated has been provided to Buyer. Without in any way limiting the generality of the foregoing provision, TDL, Inc. and TDLM specifically represent and warrant that all prior uses of the Premises or any part of the Premises known to TDL, Inc. or TDLM are listed in Schedule 4.13(d)(i) of the TDL
                                                  -------------------
Disclosure Schedule; neither TDL, Inc. nor TDLM, nor to their Knowledge any other user or occupant of any part of the Premises known to TDL, Inc. or TDLM have ever been cited for violating any federal, state or local Environmental Law or regulation with respect to operations or activities on or about the Premises; and all reports, test results, and other documents in the possession of TDL, Inc. or TDLM relating to the presence or absence of Hazardous Substances on or about the Premises are being delivered to Buyer concurrently herewith.
(ii)     Soil  Conditions;  Flood  and  Mud  Slide  Hazard;  Wetlands.  To their
         ------------------------------------------------------------
Knowledge, there is no soil condition adversely affecting the Premises, except with respect to an area in the northeast section of the building, approximately 2 feet by 2 feet, which is not covered by concrete and may be stained with varnish, which report by Environmental Appraisers Incorporated has been provided to Buyer. To their Knowledge, the Premises are not in an area identified by any agency or department of the federal, state or local government as having specific flood or mud-slide hazards, or as containing wetlands, endangered species or any other protected Environmental Condition which is reasonably likely to impair the current use of the Premises, and TDL, Inc. and TDLM do not know of any state of facts which is reasonably likely to cause any portion of the Premises to be designated as containing any such wetlands, endangered species or other protected Environmental Condition. To their Knowledge, no portion of the Premises is or is reasonably likely to be designated as a "wetland" as defined by any governmental agency having jurisdiction over the Premises, except with respect to the opinion provided in the report from Environmental Appraisers Incorporated, which has been provided to Buyer.
 (iii)     Buried  Tanks.  To  their Knowledge, there are no underground storage
           -------------
tanks on the Premises, nor have any underground storage tanks been removed from the Premises.
(iv)     Obligations.  There  are  no  obligations, commitments or agreements in
         -----------
connection with their lease and occupancy of the Premises which will be binding upon Buyer after Closing, except for those which have been approved by Buyer and are listed in Schedule 4.13(d)(iv) of the TDL Disclosure Schedule.
                 ---------------------
(v)     Absence  of  Moratorium.  To  their  Knowledge,  no moratorium, statute,
        -----------------------
order, regulation, ordinance, legislation, judgment, ruling or decree of any court or governmental agency has been enacted, adopted, issued, entered or pending, or is in effect, which is reasonably likely to have a Material Adverse Effect to the Premises.
(vi)     Easements  and  Declarations.  There  are no easements, declarations or
         ----------------------------
other similar agreements affecting the Premises or any portion thereof, other than those which have been approved by Buyer and are listed in Schedule
                                                                        --------
4.13(d)(vi)  of  the  TDL  Disclosure  Schedule.
        ---
(vii)     Condemnation.  There  is  no  condemnation  Proceeding  affecting  the
          ------------
Premises or any portion thereof, currently pending nor, to TDL, Inc.'s and TDLM's Knowledge, is any such Proceeding threatened.
(viii)     Covenants, Conditions and Restrictions.  There is no material default
           --------------------------------------
or breach by TDL, Inc. or TDLM under any covenants, conditions, restrictions, rights-of-way, or easements which may affect the Premises or any portion thereof. Gas, electric power, sanitary and storm sewer and water facilities, and all other utilities necessary for the current use and operation of the Premises are available in quantities satisfactory to service the Premises. To their Knowledge, no condition exists which is reasonably likely to result in the termination or impairment of access to the Premises or discontinuation of necessary sewer, water, electric, gas, telephone or other utilities.
(ix)     Work  Performed.  No  work has been performed or is in progress at, and
         ---------------
no materials have been furnished to, the Premises on behalf of TDL, Inc. or TDLM that have not been paid for or will not be paid for in full by TDL, Inc. or TDLM prior to the Closing Date. No special or general assessments have been levied, or to TDL, Inc.'s and TDLM's Knowledge, threatened, against all or any part of the Premises, except as set forth in Schedule 4.13(g) of the TDL Disclosure
                                          ----------------
Schedule.
(x)     Access.  The  streets,  roads,  highways  and  avenues  in  front  of or
        ------
adjoining any part of the Premises have been dedicated to and accepted by the proper Governmental Authority and such Governmental Authority has the responsibility to maintain such streets, road, highways and avenues.
(xi)     Zoning.  The  current  use  on the Premises is presently permitted as a
         ------
nonconforming use pursuant to a decision by the Zoning Hearing Board of Lower Milford Township dated May 5, 1996, [a copy of which has been provided to Buyer.
 Material  Contracts.
 -------------------
     Except  for  the  Contracts, agreements and other arrangements set forth in
Schedule  4.14  of  the  TDL  Disclosure Schedule, and Contracts, agreements, or
  ------------
other  arrangements  that  have  been  fully performed and with respect to which
  --
neither  TDL,  Inc. nor TDLM has any further obligations or Liabilities, neither
  --
TDL, Inc. nor TDLM is a party to, or otherwise bound by, (i) any Contract, agreement, instrument, or commitment that is reasonably likely to affect TDL, Inc.'s or TDLM's ability to consummate the transactions contemplated hereby, or
(ii) any other material agreement, instrument, or commitment, including without limitation any:
     agreement for the purchase, sale, lease, or license by or from it of services, products, or assets, requiring total payments by or to it in excess of $10,000 in any instance, or entered into other than in the Ordinary Course of Business;
agreement requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;
agreement or other commitment pursuant to which it has agreed to indemnify or hold harmless any other Person, other than agreements with respect to the purchase, sale, lease or license from it of services, products or assets in the Ordinary Course of Business;
(i) employment agreement providing for annual payments equal to or in excess of $100,000 per annum and/or with a term greater than one (1) year, (ii) consulting agreement providing for annual payments equal to or in excess of $100,000 per annum and/or with a term greater than one (1) year, or (iii) agreement providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of it; agreement with any current or former Affiliate, shareholder, member, officer, director, employee, or consultant or with any Person in which any such Affiliate has an interest;
joint  venture,  partnership  or  teaming  agreement;
agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between it and any third party relating to a Contract between such third party and any domestic or foreign government or agency or executive office thereof;
agreement  imposing  non-competition  or  exclusive  dealing  obligations on it;
agreement with respect to the confidentiality of TDL, Inc.'s or TDLM's Proprietary Information, and the assignment to TDL, Inc. or TDLM of any and all rights employees of TDL, Inc. or TDLM respectively, might have to acquire with respect to technology, inventions, developments, etc., developed in connection with this employment with TDL, Inc. or TDLM respectively;
agreement, the performance of which is reasonably likely to result in a loss to TDL, Inc. or TDLM;
the lease of real or personal property as lessor or lessee or sublessor or sublessee;
distribution, dealer, agency, or financing agreements or arrangements (including without limitation, letters of credit) not terminable within thirty (30) days or less without obligation on the part of TDL, Inc. or TDLM; and non-competition, confidential information or similar agreements.
TDL, Inc. and TDLM have delivered or caused to be delivered to Buyer correct and complete copies (or written summaries of the material terms of oral agreements or understandings) of each agreement, instrument, and commitment listed in
Schedule 4.14 of the TDL Disclosure Schedule, each as amended to date. Each such
     --------
agreement, instrument, and commitment is a valid, binding and enforceable obligation of TDL, Inc. or TDLM which is a party thereto, and, to TDL, Inc.'s and TDLM's Knowledge, of the other party or parties thereto, (subject in all events to bankruptcy, insolvency or Similar Laws affecting creditor's rights generally and to general equitable principles) and is in full force and effect. Neither TDL, Inc. nor TDLM is, nor to TDL, Inc.'s and TDLM's Knowledge, is any other party thereto, (nor is TDL, Inc. or TDLM considered by any other party thereto to be) in breach of or noncompliance with any term of any such agreement, instrument, or commitment (nor to their Knowledge is there any basis for any of the foregoing), except for any breaches or non-compliances that singly or in the aggregate would not be reasonably likely to have a Material Adverse Effect. Other than in the Ordinary Course of Business, no claim, change order, request for equitable adjustment, or request for contract price or schedule adjustment, between TDL, Inc. or TDLM and any supplier, customer or any other person, relating to any agreement, instrument, or commitment listed in
Schedule  4.14  of the TDL Disclosure Schedule is pending or, to TDL, Inc.'s and
   -----------
TDLM's Knowledge, threatened, nor to their Knowledge is there any basis for any of the foregoing. No agreement, instrument, or commitment listed in Schedule
                                                                        --------
4.14 of the TDL Disclosure Schedule, (i) includes or incorporates any provision,
   -
the  effect  of  which  is reasonably likely to enlarge or accelerate any of the obligations  of  TDL,  Inc.  or  TDLM  or to give additional rights to any other party thereto, (ii) will terminate, lapse, or (iii) in any other way be affected, by reason of the Share Purchase, the effect of which is reasonably likely to have a Material Adverse Effect on TDL, Inc. or TDLM, either individually or in the aggregate.
  Tangible  Property.
  ------------------
             Schedule 4.15 of the TDL Disclosure Schedule sets forth a true and
             -------------
complete list of all fixtures, machinery, equipment and any other tangible property of TDL, Inc. or TDLM attached or appurtenant to, or used in connection with, their respective business ("PERSONAL PROPERTY"), including a description of each item, whether it is owned or leased, the location and serial number, if any, the gross book value of each item, and to the extent available, accumulated depreciation, if any, with respect thereto (except to the extent such information is provided on other Schedules to this Agreement). Each owned item is owned by TDL, Inc. or TDLM free of any Liens or encumbrances, except for Permitted Liens. Each item of Personal Property is in working condition and repair, ordinary wear and tear excepted, none of such items has any material defects or is in need of immediate maintenance or repairs, except for ordinary routine maintenance and repairs which are not material in nature or cost, and all of the items listed are adequate for the uses to which they are being put.
  Title  to  Assets;  Permitted  Liens.
  ------------------------------------
     TDL, Inc. and TDLM have good and marketable title to all of their assets (except real and other properties and assets held pursuant to leases or licenses described in Schedules 4.08(c), 4.14, 4.15 and 4.19 of the TDL Disclosure
               -------------------------------------------
Schedule), free and clear of all Liens, except such Permitted Liens as are specified in Schedule 4.16 of the TDL Disclosure Schedule.
               --------------
  Employees;  Labor  Relations;  Benefit  Plans.
  ---------------------------------------------
     Employees.  Schedule  4.17(a) of the TDL Disclosure Schedule sets forth the
                 -----------------
name, employment relationship, present compensation arrangement and other material terms of employment or engagement of each director, officer, employee and consultant of TDL, Inc. or TDLM.
Labor Relations. TDL, Inc. and TDLM each is in substantial compliance with all applicable federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and nondiscrimination in employment, other than those the violation of which would not, either alone or in the aggregate, have a Material Adverse Effect, and neither TDL, Inc. nor TDLM is engaged in any unfair labor practice. To the best of TDL, Inc.'s and TDLM's Knowledge, there is no charge pending or threatened against or with respect to TDL, Inc. or TDLM before any court or agency, alleging unlawful discrimination in employment practices, and there is no charge of or Proceeding with regard to any unfair labor practice against TDL, Inc. or TDLM pending before the National Labor Relations Board. There is no labor strike, known dispute, slow-down, or work stoppage pending or, to TDL, Inc.'s and TDLM's Knowledge, threatened against or involving TDL, Inc. or TDLM. None of the employees of TDL, Inc. or TDLM is covered by any collective bargaining agreement, and, to TDL, Inc.'s and TDLM's knowledge, no such collective bargaining agreement is currently being negotiated. No one has petitioned and, to TDL, Inc.'s and TDLM's Knowledge, no one is now petitioning, for union representation of any employees of TDL, Inc. or TDLM. Neither TDL, Inc. nor TDLM has experienced any work stoppage.
Benefit  Plans.
(i)     Identification  of  Plans.  Except  for  the  arrangements  set forth in
        -------------------------
Schedule  4.17(c)  of  the  TDL Disclosure Schedule, neither TDL, Inc. nor TDLM,
      -----------
maintains or contributes to any pension, profit-sharing, deferred compensation, bonus, stock option, share appreciation right, severance, group or individual health, dental, medical, life insurance, survivor benefit, or similar plan, policy or arrangement, whether formal or informal, for the benefit of any director, member, officer, consultant, or employee of any of them, whether active or terminated; nor have any of them ever maintained or contributed to any such plan, policy, or arrangement that was subject to ERISA. Each of the arrangements set forth in Schedule 4.17(c) of the TDL Disclosure Schedule is
                              ----------------
herein  referred  to  as  an  "EMPLOYEE  BENEFIT  PLAN."
(ii)     Compliance  with  Terms  and Law. Each Employee Benefit Plan is and has
         --------------------------------
been maintained and operated in compliance, in all material respects, with the terms of such plan and with the applicable requirements prescribed (whether as a matter of substantive Law or as necessary to secure favorable Tax treatment) by any and all statutes, governmental, or court orders, or governmental rules or regulations in effect from time to time, including but not limited to, ERISA and the Code. Each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code is so qualified.
(iii)     Absence  of  Certain  Events  and  Arrangements.
          -----------------------------------------------
(A) There is no pending or, to TDL, Inc.'s and TDLM's Knowledge, threatened, legal action, Proceeding, or investigation, other than routine claims for benefits, concerning any Employee Benefit Plan, or any fiduciary or service provider thereof and, to TDL, Inc.'s and TDLM's Knowledge, there is no basis for any such legal action or Proceeding.
(B) To TDL, Inc.'s and TDLM's Knowledge Employee Benefit Plan, nor any party in interest in respect thereof, has engaged in a prohibited transaction that could subject TDL, Inc. or TDLM, directly or indirectly, to Liability under Sections 409 or 502(i) of ERISA or Section 4975 of the Code.
(C) No communication, report or disclosure has been made by TDL, Inc. or TDLM that, at the time made, did not accurately reflect the terms and operations of any Employee Benefit Plan.
(D) No Employee Benefit Plan requires TDL, Inc. and TDLM to provide welfare benefits subsequent to termination of employment to employees or their beneficiaries (except to the extent required by applicable state insurance laws, the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) and Title I,
Part  6  of  ERISA).
(E) Neither TDL, Inc. nor TDLM has undertaken to maintain any Employee Benefit Plan for any specific period of time and each such plan is terminable at the sole discretion of TDL, Inc. or TDLM, as the case may be, subject only to such constraints as may be imposed by applicable Law.
(F)     No  Employee  Benefit  Plan  is  maintained  pursuant  to  a  collective bargaining  agreement  or,  is  or  has  been  subject  to  the  minimum funding requirements  of  Section  302  of  ERISA  or  Section  412  of  the  Code.
(iv)     Funding  of  Certain Plans.  With respect to each Employee Benefit Plan
         --------------------------
for which a separate fund of assets is or is required to be maintained, full payment has been made of all amounts that, under the terms of each such plan, TDL, Inc. and TDLM are required to have paid as contributions to that plan as of the end of such plan's most recently ended year, and through the Closing hereof.
  Potential  Conflicts  of  Interest.
  ----------------------------------
     Except  as  disclosed  in  Schedule  4.18  of  the TDL Disclosure Schedule,
                                --------------
neither  TDL,  Inc.  nor  TDLM  nor  any  of their respective officers, members, directors, shareholders or employees, (i) owns, directly or indirectly, any interest (with the exception of passive holdings for investment purposes of not more than 2% of the securities of any publicly held and traded company) in, or is an officer, director, member, employee or consultant of, any Person that is a competitor, lessor, lessee, customer or supplier of TDL, Inc. or TDLM; (ii) owns, directly or indirectly, any interest in any tangible or intangible property used in or necessary to the business of TDL, Inc. or TDLM; (iii) to TDL, Inc.'s and TDLM's Knowledge, has any cause of action or other claim whatsoever against TDL, Inc. or TDLM, except for claims in the Ordinary Course of Business, such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements; or (iv) owes any amount to TDL, Inc. or TDLM other than loans between TDL, Inc. or TDLM.
  Patents,  Trademarks,  Business  Name.
  -------------------------------------
     Schedule  4.19  of  the  TDL  Disclosure Schedule lists all patents, patent
     --------------
applications, trademarks, trade names, service marks, logos, copyrights, and licenses used in or necessary to TDL, Inc.'s, or TDLM's business (other than for software programs that have not been customized for its use), as now being conducted or as proposed to be conducted (collectively, and together with any technology, know-how, trade secrets, processes, formulas, and techniques used in or necessary to TDL, Inc. or TDLM's business, "PROPRIETARY INFORMATION"). Except as disclosed in Schedule 4.19 of the TDL Disclosure Schedule, TDL, Inc., and/or
                 -------------
TDLM own, or are licensed or otherwise have the full and unrestricted exclusive right to use, without the payment of royalties or other further consideration, all Proprietary Information, and no other intellectual property rights, privileges, licenses, contracts, or other agreements, instruments, or evidences of interests are necessary to or used in the conduct of their respective businesses.
Each instance where TDL, Inc. or TDLM's rights to Proprietary Information arise under a license or similar agreements (other than for software programs that have not been customized for its use) is set forth in Schedule 4.19 of the TDL
                                                        -------------
Disclosure Schedule and such rights are licensed exclusively to such entity except as set forth in Schedule 4.19 of the TDL Disclosure Schedule. No other
                          -------------
person  has  an  interest  in,  other than the licensor with respect to licensed
Proprietary Information, or right or license to use, other than the licensor after the expiration of the license with respect to licensed Proprietary Information, any of the Proprietary Information. To the best of TDL, Inc.'s and TDLM's Knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other Proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Proprietary Information is pending (other than litigation against the licensor of any Proprietary Information licensed to TDL, Inc. or TDLM with respect to which TDL, Inc. or TDLM has no Knowledge) or, to TDL, Inc.'s and TDLM's Knowledge, threatened, nor, to the best of TDL, Inc.'s and TDLM's Knowledge, is there any basis for any such litigation or Proceeding. TDL, Inc. and TDLM maintain adequate and sufficient security measures for the preservation of the secrecy and proprietary nature of the Proprietary Information consistent with the practice in its industry.
To the best of TDL, Inc.'s and TDLM's Knowledge: (i) neither TDL, Inc. nor TDLM nor any of their respective employees, has infringed or made unlawful use of, or is, to TDL, Inc.'s and TDLM's Knowledge, infringing or making unlawful use of, any proprietary or confidential information of any Person, including without limitation any former employer of any past or present employee or consultant of TDL, Inc. or TDLM; and (ii) the activities of TDL, Inc.'s and TDLM's respective employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other Person. No litigation (or other Proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging TDL, Inc. or TDLM with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending or, to TDL, Inc.'s and TDLM's Knowledge, threatened, nor to their Knowledge is there any basis for any such litigation or Proceeding.
To the best of TDL, Inc.'s and TDLM's Knowledge, no officer, director, member, employee, or consultant of TDL, Inc. or TDLM is presently obligated under or bound by any agreement or instrument, or any judgment, decree, or order of any court of administrative agency, that (i) conflicts or is reasonably likely to conflict with his or her agreements and obligations to use his best efforts to promote the interests of TDL, Inc. or TDLM (ii) conflicts or is reasonably likely to conflict with the business or operations of TDL, Inc. or TDLM as presently conducted or as presently proposed to be conducted, or (iii) restricts or is reasonably likely to restrict the use or disclosure of any information that is necessary to the business of TDL, Inc. or TDLM.
  Insurance.
  ---------
     Schedule  4.20  of the TDL Disclosure Schedule lists the policies of theft,
     --------------
fire, liability, worker's compensation, life, property and casualty, directors' and officers', medical malpractice, and other insurance owned or held by TDL, Inc. and TDLM, and the basis on which such policies provide coverage (i.e., an occurrence or claims-made basis). All such policies are, and at all times since the respective dates set forth in Schedule 4.20 of the TDL Disclosure Schedule,
                                   -------------
have been, in full force and effect, are sufficient for compliance in all respects by TDL, Inc. and TDLM with all requirements of Law and of all agreements to which it is a party, and provide that they will remain in full force and effect through the respective dates set forth in Schedule 4.20 of the
                                                            -------------
TDL  Disclosure  Schedule,  and  will  not  terminate  or  lapse or otherwise be affected  in  any  way  by  reason  of  the  transactions  contemplated  hereby.
  Governmental  and  Other  Third-Party  Consents.
  -----------------------------------------------
     Except  as  otherwise  disclosed  on  Schedule  4.21  of the TDL Disclosure
                                           --------------
Schedule, no Consent, approval, or authorization of, or registration, designation, declaration, or filing with, any Governmental Authority, federal or other, or any other Person is required on the part of TDL, Inc. or TDLM in connection with TDL, Inc.'s and TDLM's execution, delivery, or performance of this Agreement and the Ancillary Documents to which it is a party, or TDL, Inc. and TDLM's consummation of the transactions contemplated hereby or thereby, or the continued conduct of the present business of TDL, Inc. and TDLM after the Closing Date; nor are any Consents required under any Contracts to which TDL, Inc. or TDLM is a party or by which it is bound to give any notice to, or obtain the Consent or approval of, any party to such Contract relating to the consummation  of  the  transactions  contemplated  by  this  Agreement.
  Employment  of  Officers.
  ------------------------
     Schedule  4.22  of the TDL Disclosure Schedule sets forth those persons who
     --------------
served as chief executive officer during TDL, Inc. and TDLM's last fiscal year and each of TDL, Inc.'s and TDLM's other executive officers who earned (or accrued) compensation in excess of $100,000 during the last fiscal year.
  Compliance  with  Other  Instruments,  Laws,  Etc.
  --------------------------------------------------
     Except  as  otherwise  disclosed  on  Schedule  4.23  of the TDL Disclosure
                                           --------------
Schedule, TDL, Inc. and TDLM, to the best of their knowledge, have complied with, and is in compliance with, (i) all Laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands applicable to it and its business, and all unwaived terms and provisions of all Contracts, agreements, instruments, and commitments to which it is a party or to which it or any of its assets or properties is subject, except for any non-compliances that, both individually and in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and (ii) its charter documents and by-laws, or certificate of formation or organization and operating agreement, as the case may be, each as amended to date. To the best of their knowledge, neither TDL, Inc. nor TDLM, has committed, been charged with, or, to TDL, Inc.'s and TDLM's Knowledge, been under investigation with respect to, nor does there exist, any violation by TDL, Inc. or TDLM of any provision of any federal, state or local Law or administrative regulation, except for any violations that, both singly or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect. TDL, Inc. and TDLM have and maintain, and Schedule
                                                                        --------
4.23  of  the TDL Disclosure Schedule sets forth a complete and correct list of,
   -
all such licenses, Permits, and other authorizations from all such Governmental Authorities as are legally required for the conduct of its business or in connection with the ownership or use of its properties, except for any such licenses, permits, and other authorizations, the failure to obtain or maintain which in effect, both singly or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect, and all of which (except as specifically described in Schedule 4.23 of the TDL Disclosure
                                          --------------
Schedule) are in full force and effect in all material respects, and true and complete copies of all of which have been delivered to Buyer.
  Compliance  with  Securities  Laws.
  ----------------------------------
     Neither TDL, Inc. nor TDLM, nor anyone acting on behalf of any of them, will hereafter offer to sell, solicit offers to buy, or sell any securities of TDL, Inc. or TDLM so as to subject the offer, issuance, and sale of the Orbit Shares to the registration requirements of the Securities Act.
  Questionable  Payments.
  ----------------------
     Neither TDL, Inc. nor TDLM, has taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder. To TDL, Inc.'s and TDLM's Knowledge, there is not now, and there has never been, any employment by TDL, Inc. or TDLM of, or beneficial ownership in TDL, Inc. or TDLM by, any governmental or political official in any country in the world.
  Brokers.
  -------
     No finder, broker, agent, or other intermediary has acted for or on behalf of TDL, Inc. or TDLM in connection with the negotiation or consummation of the transactions contemplated hereby, and no fee will be payable by TDL, Inc. or TDLM to any such person in connection with such transactions.
  TDLDisclosure  Schedule.
  -----------------------
     The TDL Disclosure Schedule referred to in this Article IV contains certain information regarding TDL, Inc. and TDLM as indicated at various places in this Agreement and is attached to and forms a part of this Agreement. All information set forth in the TDL Disclosure Schedule is true, correct and complete in all material respects as of the date of this Agreement, does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties under this Article IV. Each of the documents and other writings furnished to Buyer pursuant to this Agreement and each of the representations, warranties and statements by TDL, Inc. and TDLM in this Article IV of the Agreement is true, correct and complete in all material respects as of the date furnished and does not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no fact or circumstance relating specifically to the business or condition of TDL, Inc. or TDLM other than such facts and circumstances as are generally understood to affect the industry of TDL, Inc. or TDLM that could reasonably be expected to result in a Material Adverse Effect that is not disclosed in the TDL Disclosure Schedule. Notwithstanding the foregoing, Buyer acknowledges and agrees that the business of TDL, Inc and TDLM is highly volatile and unpredictable and that there is no guaranty with respect to future performance or financial condition of TDL, Inc. and TDLM.

                     Representations and Warranties of Buyer
     Except as disclosed (in accordance with Section 11.11) in the disclosure schedules of Buyer, (the "ORBIT DISCLOSURE SCHEDULE"), Buyer represents and warrants to Sellers, TDL, Inc. and TDLM on the date hereof and on the Closing Date as follows:
  Organization  and  Standing.
  ---------------------------
     Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
The minute books of Buyer accurately reflect all material corporate action of its shareholders and board of directors (including committees) through the date of this Agreement.
Prior to the execution of this Agreement, Buyer has made available to Sellers true and correct copies of the certificate of incorporation and the By-laws of Buyer, as in effect on the date hereof.
  Corporate  Power.
  ----------------
     Buyer has all requisite corporate power and full legal right and authority to enter into and deliver this Agreement, the Ancillary Documents to which it is a party and all other certificates, agreements or other documents to be executed and delivered by Buyer, and to consummate the transactions contemplated hereby and thereby, and to perform all of its obligations in accordance with the terms hereof and thereof.
  Authorization;  Binding  Effect.
  -------------------------------
     The execution and delivery by Buyer of this Agreement and the Ancillary Documents to which it is a party, and the consummation by Buyer of the transactions contemplated hereby and thereby, and the performance by Buyer of its obligations hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement and the Ancillary Documents to which it is a party have been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms.
  Capitalization.
  --------------
     The authorized capital stock of Buyer consists of 10,000,000 shares of Common Stock, $0.10 par value per share. As of November 26, 2004, the issued and outstanding capital stock of Buyer consists of (i) 3,009,284 shares of Common Stock, (ii) 936,721 Shares of Common Stock reserved for issuance upon exercise of all options granted under Buyer's stock option plans and (iii) 62,500 shares of Common Stock reserved for issuance upon exercise of outstanding warrants. All such shares of Buyer are duly authorized, those shares described in clause (i) above are validly issued, fully paid and non-assessable, and those shares described in clauses (ii) and (iii) above, when so issued, will be validly issued, fully paid and non-assessable.
Except  as set forth in Schedule 5.04(b) of the Orbit Disclosure Schedule, Buyer
                        ----------------
does not have outstanding any capital stock or securities convertible into or exchangeable for any shares of capital stock, and there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Buyer is a party or otherwise obligating Buyer to issue or sell, entitling any person to acquire from Buyer , and Buyer is not a party to any agreement, arrangement or commitment obligating it to repurchase, redeem or otherwise acquire, any shares of its capital stock or securities convertible into or exchangeable for any of its capital stock.
Except  as contemplated by this Agreement or as set forth in Schedule 5.04(c) of
                                                             ----------------
the Orbit Disclosure Schedule, Buyer has not granted any registration rights with respect to any shares of its capital stock to any third party.
  Subsidiaries.
  ------------
     Schedule  5.05  of  the  Orbit Disclosure Schedule sets forth a list of all
     --------------
Subsidiaries of Buyer, showing, as to each such Subsidiary, the jurisdiction of its organization, the number of shares or other equity or ownership interests of each class of its capital stock authorized and the amount of each class outstanding, and the percentage of the outstanding shares or other equity or ownership interests of each such class owned, directly or indirectly, by Buyer. On the date hereof, except as and to the extent set forth in Schedule 5.05 of
                                                                -------------
the Orbit Disclosure Schedule, (i) all the outstanding stock or other equity or ownership interest of each Subsidiary of Buyer, owned directly or indirectly by Buyer as shown on Schedule 5.05 of the Orbit Disclosure Schedule, is owned free
                   -------------
and clear of all Liens and encumbrances and is duly authorized, validly issued, fully paid and non-assessable, and (ii) there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which any Subsidiary of Buyer is a party or otherwise obligating any Subsidiary of Buyer to issue or sell, or entitling any person to acquire from any Subsidiary of Buyer, and no Subsidiary of Buyer is a party or otherwise obligating any Subsidiary of Buyer to issue or sell, or entitling any person to acquire from any Subsidiary of Buyer, and no Subsidiary of Buyer is a party to any agreement, arrangement or commitment obligating it to repurchase, redeem or otherwise acquire, any shares of the capital stock or any securities convertible into or exchangeable for the capital stock of any such Subsidiary.
  Authority  to  Conduct  Business.
  --------------------------------
     Buyer and its Subsidiaries have all requisite corporate power and authority necessary or advisable to own or hold their respective properties and conduct their respective businesses and hold all material licenses, permits and other required authorizations and approvals from Governmental Authorities and have made all material registrations and given all notifications required under federal, state or local Law that are necessary or advisable for the conduct of their respective businesses.
  No  Violation.
  -------------
     Except as disclosed on Schedule 5.07 of the Orbit Disclosure Schedule, Buyer and each of its subsidiaries is in substantial compliance with all statutes, laws, ordinances, rules, regulations, judgments, orders, decrees, directives, permits, concessions, grants, franchises, licenses and other governmental authorizations or approvals applicable to Buyer or any of its properties. The execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien or encumbrance on or against any of the properties of Buyer or any of its Subsidiaries pursuant to any of the terms or conditions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Buyer or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (ii) violate the charter documents or by-laws of Buyer or any of its Subsidiaries, (iii) violate any statute, Law, rule, regulation, writ, injunction, judgment, order or decree of any Governmental Authority, binding on Buyer or any of its Subsidiaries or any of their properties or assets, or (iv) result in or give rise (whether upon demand by the holder of any such securities or by the terms of any such security) to the issuance of any additional capital stock of Buyer or accelerate or alter the conversion rights of any holder of any securities exercisable into or convertible for shares of capital stock of Buyer.
  Litigation.
  ----------
     Other than as set forth in Buyer's Form 10-KSB for the year ended December 31, 2003 and Buyer's Form 8-K's or Form 10-QSB's filed subsequent thereto, there is no pending or threatened legal or governmental claim, action or Proceedings against or relating to Buyer which could, individually or in the aggregate, have a Material Adverse Effect on Buyer.
  Full  Disclosure.
  ----------------
     With respect to Buyer or any of its Subsidiaries, this Agreement (including the Orbit Disclosure Schedule and all materials incorporated by reference herein), are true, correct and complete and do not contain an untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.
  SEC  Filings.
  ------------
     Buyer has made available to TDL, Inc. TDLM and each Seller for inspection a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Buyer with the SEC since January 1, 2001 and prior to the date of this Agreement (the "SEC DOCUMENTS"), which are all the documents (other than preliminary material) that Buyer was required to file with the SEC since such date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained as of the date of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading. The financial statements of Buyer included in the SEC Documents (including the information contained in the notes to the financial statements) comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto and were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated on the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC). The consolidated financial statements fairly present, in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which will be material), the consolidated financial position of Buyer and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of Buyer and its consolidated Subsidiaries for the periods presented therein.
  Conduct  of  Business.
  ---------------------
     Since January 1, 2004, (1) except as set forth on Schedule5.11 of the Orbit
                                                       ------------
Disclosure Schedule, Buyer and its Subsidiaries have conducted their respective businesses, operations and affairs in the Ordinary Course of Business consistent with past practice; and (ii) there have not been changes, conditions or events that, in the aggregate, have had or could reasonably be expected to have a material adverse effect.
Brokers.
-------
             No finder, broker, agent or other intermediary has acted for or on behalf of Buyer or any of its Subsidiaries in connection with the negotiation or consummation of the transactions contemplated hereby, except for EarlyBirdCapital, Inc., for whose fee Buyer shall be solely obligated.
      Consents.     Except  as  set  forth in Schedule 5.13 the Orbit Disclosure
      ---------
Schedule, no consents or approvals or waivers of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third party is necessary in connection with the execution and delivery of this Agreement by Buyer and the completion by Buyer of the transactions contemplated hereby.
 Common  Stock.  The  Common  Stock  is  registered  under  Section 12(g) of the
---------------
Exchange Act and Buyer is subject to the periodic reporting requirements imposed
------
by  Section  13  or  15(d)  of  the  Exchange  Act.
 Orbit  Shares.  The  Orbit Shares of Common Stock to be issued and delivered to
---------------
Sellers in accordance with this Agreement, when so issued and delivered, will be validly authorized and issued and fully paid and non-assessable, and no shareholder of Buyer shall have any preemptive right with respect thereto.
 Absence  ofUndisclosedLiabilities.  Except as set forth in Schedule 5.16 of the
 ----------------------------------
Orbit Disclosure Schedule or except to the extent reflected or reserved in Buyer's financial statements included in the SEC Documents, or incurred in the ordinary course of business, since September 30, 2004, Buyer has not incurred any material liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise (including, without limitation, liabilities as guarantor or otherwise with respect to obligations to others) and whether due or to become due.
 Sarbanes-Oxley  Act.  Buyer  is  in  compliance  with  the  provisions  of  the
 --------------------
Sarbanes-Oxley  Act  of  2002  as  of  the  date  of  this  Agreement,  and  the
 -------
certificates  prepared  and  filed  pursuant to Sections 302 and 906 thereof are
 -------
accurate.  Buyer has initiated procedures for compliance with Section 404 of the
 --
Sarbanes-Oxley Act and it expects to be in compliance with said Section 404 by the mandated compliance date.
Orbit  Disclosure  Schedule.
----------------------------
     The Orbit Disclosure Schedule referred to in this Article V contains certain information regarding Buyer as indicated at various places in this Agreement and is attached to and forms a part of this Agreement. Buyer hereby represents and warrants that all information set forth in the Orbit Disclosure
Schedule is and will be true, correct and complete in all material respects as of the date of this Agreement and on the Closing Date, does not omit to state any material fact necessary in order to make the statements therein not misleading, and shall be deemed for all purposes of this Agreement to constitute part of the representations and warranties under this Article V. Each of the documents and other writings furnished to TDL, Inc. TDLM and the Sellers by Buyer pursuant to Article V and each of the representations, warranties and statements by Buyer in this Article V is true, correct and complete in all material respects with respect to Buyer as of the date furnished and does not omit to state any material fact necessary in order to make the statements therein not misleading.

                                 Indemnification
 Indemnityin  Favor  of  Buyer.
 -----------------------------
     Subject to the limitations set forth below in this Articles VI, each of the Sellers and the Management Shareholders, agree to severally, but not jointly, indemnify and hold harmless Buyer, its Subsidiaries and their respective officers, directors, employees and stockholders against and in respect of any and all of the following, but only with respect to each Seller's and Management Shareholder's respective representations and warranties set forth in Article III and Article IV, respectively, of this Agreement:
(i) Claims, suits, actions, Proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, Liabilities, and legal and other expenses (including reasonable legal fees and expenses of counsel chosen by any Indemnified Party, as defined below in Section 6.03 and subject to the limitations set forth therein) as and when incurred arising out of or based upon (A) any breach of any representation, warranty, covenant, or agreement of TDL, Inc., TDLM or any Seller or Management Shareholder contained in this Agreement, (B) any obligation or Liability of any nature, accrued or contingent, of TDL, Inc. or TDLM prior to the Closing and not specifically disclosed to Buyer in accordance with this Agreement;
(ii) Claims, suits, actions, Proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, Liabilities, and legal and other expenses (including reasonable legal fees and expenses of counsel chosen by any Indemnified Party, subject to the limitations set forth in
Section 6.03 below) as and when incurred arising out of or based upon the failure of TDL, Inc. or TDLM to obtain the consent of any Person whose consent is required to effectuate the Buyer's right to any of TDL, Inc.'s or TDLM's assets under the terms existing prior to the Share Purchase;
(iii) Claims, suits, actions, Proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, Liabilities, and legal and other expenses (including reasonable legal fees and expenses of counsel chosen by any Indemnified Party) as and when incurred arising out of or based upon the relationship between TDL, Inc. or TDLM and any of their shareholders, members, investors, agents, employees, officers, directors, Representatives or associates or arising out of or based upon any agreements or negotiations between any such parties; and
(iv) Claims, suits, actions, Proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, Liabilities, and reasonable legal and other expenses (including reasonable legal fees and expenses of counsel chosen by any Indemnified Party) as and when incurred arising out of or resulting from the acts or omissions of TDL, Inc. or TDLM that result in Environmental Conditions, Environmental Liabilities, or failure to comply with any Environmental Law.
  Indemnity  in  Favor  of  Sellers.
  ---------------------------------
     Buyer agrees to indemnify, defend and hold the Sellers (including the Management Shareholders) free and harmless from and against all claims, actions, Liabilities and damages (including reasonable attorneys' fees and expenses) as and when incurred arising out of or based upon (i) the breach by Buyer or the inaccuracy of any of its representations, warranties, covenants or agreements contained in this Agreement, (ii) any and all incremental costs incurred as a result of making the Section 338(h)(10) Election with regard to the Share Purchase, (iii) any breach or failure to perform by Buyer of any material term of this Agreement, (iv) any and all liabilities assumed by Buyer hereunder and the operations of TDL, Inc. and TDLM following the Closing, (v) any liability of any of the Sellers under any guaranty or surety agreement executed on behalf of TDL, Inc. or TDLM that has been previously disclosed to Buyer, and (vi) any uninsured liability for personal injury and/or property damage arising out of or based on Buyer's activities on the Premises, including actions of Buyer's agents, employees, and/or contractors including without limitation any environmental testing, but not the results of such testing.
  Indemnification  Procedure.
  --------------------------
     All claims by a party seeking indemnification (the "INDEMNIFIED PARTY") under this Article VI shall be asserted and resolved as follows:
     Notice of Claims. In the event that (i) any claim, suit, action, Proceeding (formal or informal) or investigation is asserted or instituted by any Person other than the parties to this Agreement which could give rise to any judgment, deficiency, damages, settlement or Liability for which the party from whom the indemnification is being sought (the "INDEMNIFYING PARTY") could be liable to the Indemnified Party under this Agreement (such claim, suit, action, Proceeding (formal or informal) or investigation, a "THIRD PARTY CLAIM") or (ii) any Indemnified Party under this Agreement shall have a claim to be indemnified by the Indemnifying Party which does not involve a Third Party Claim (such claim, a "DIRECT CLAIM" and, together with Third Party Claims, "CLAIMS"), the Indemnified Party shall with reasonable promptness send to the Indemnifying Party a written notice specifying the nature of such Claim and the amount or estimated amount thereof (which amount or estimated amount shall not be conclusive of the final amount, if any, of such Claim) (a "CLAIM NOTICE"), provided that a delay in notifying the Indemnifying Party shall not relieve such Indemnifying Party of its obligations under this Agreement except to the extent that (and only to the extent that) such failure shall have caused the losses for which the Indemnifying Party is obligated to be greater than such losses would have been had the Indemnified Party given proper notice.
Third Party Claims. In the event of a Third Party Claim, the Indemnifying Party shall be entitled to appoint counsel of its choice at its expense to represent the Indemnified Party and any others. The Indemnifying Party may reasonably designate in connection with such Third Party Claim (in which case the Indemnifying Party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below), provided that such counsel is reasonably acceptable to the Indemnified Party. Notwithstanding the Indemnifying Party's election to appoint counsel to represent an Indemnified Party in connection with a Third Party Claim, an Indemnified Party shall have the right to employ separate counsel, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel selected by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest or (ii) the Indemnifying Party shall not have employed counsel to represent the Indemnified Party within a reasonable time after notice of the institution of such Third Party Claim. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party is defending, or, if appropriate and related to the Third Party Claim in question, in making any counterclaim against the Person asserting the Third Party Claim, or any cross-complaint against any Person.
Settlement of Claims. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), (i) settle or compromise any Claims or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all Liability in respect of such Claim of all Indemnified Parties affected by such Claim or (ii) settle or compromise any Claim if the settlement imposes equitable remedies or material obligations on the Indemnified Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. No Claim which is being defended in good faith by the Indemnifying Party in accordance with the terms of this Agreement shall be settled or compromised by the Indemnified Party without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).
Direct  Claims.  In  the  event  of a Direct Claim, the Indemnifying Party shall notify the Indemnified Party in writing within thirty (30) Business Days of receipt of a Claim Notice whether or not the Indemnifying Party will dispute such claim.
Access. From and after the delivery of a Claim Notice under this Agreement, at the reasonable request of the Indemnifying Party, each Indemnified Party shall grant the Indemnifying Party and its Representatives all reasonable access to the books, records and properties of such Indemnified Party to the extent reasonably related to the matters to which the Claim Notice relates. All such access shall be granted during normal business hours and shall be granted under conditions which will not unreasonably interfere with the business and operations of such Indemnified Party. The Indemnifying Party will not, and shall require that its Representatives do not, use (except in connection with such Claim Notice) or disclose to any third Person other than the Indemnified Party's Representatives (except as may be required by applicable Law) any information obtained pursuant to this Section 6.03(e) which is designated as confidential by an Indemnified Party.
Cooperation; Mitigation of Damages. Each Indemnified Party agrees to take all reasonable steps to mitigate damages in respect of any Claim for which indemnification is sought, including without limitation using commercially reasonable efforts to effect recovery from third parties. Each Indemnified Party shall use good faith efforts to avoid or minimize costs or expenses associated with any such Claim, and shall cooperate with the Indemnifying Party in its efforts to defend or contest any such Claim.
Threshold Amount and Limitation. Notwithstanding anything to contrary contained herein, the Sellers and the Management Shareholders shall have no indemnification obligation whatsoever with respect to the following:
     Any Claims, suits, actions, Proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, Liabilities, and legal and other expenses unless and until the aggregate amount of such matters exceeds the sum of Fifty Thousand and no/100ths Dollars ($50,000.00); and The liability of any Seller (including the Management Shareholders) for indemnification hereunder shall in no circumstance exceed an amount equal to Sixty Percent (60%) of such Seller's (including Management Shareholders) allocated share of the Purchase Price as set forth in Exhibit 2.03 of this
Agreement which such Seller actually receives as to TDL, Inc. and Sixty-Five Percent (65%) of such Seller's (including Management Shareholders) allocated share of the Purchase Price as set forth in Exhibit 2.03 of this Agreement which such Seller actually receives as to TDLM.
Any liability of any Seller (including Management Shareholders) for indemnification with respect to a Direct Claim shall be satisfied up to the thresholds set forth in Subparagraph (b) above, first from the Orbit Shares held by such Seller, and, if not satisfied, next from the Orbit Note held by such Seller and finally, if not satisfied, from the pro-rata portion of cash received by such Seller at Closing.
  Survival.
  --------
     Except as otherwise provided in this Agreement, all representations, warranties, covenants and obligations in this Agreement, the TDL Disclosure Schedule, the Orbit Disclosure Schedule and any other certificate or document delivered pursuant to this Agreement shall survive the Closing and the consummation of the Share Purchase for (i) a period of eighteen (18) months after the Closing Date as to the representations, warranties, covenants and obligations of Sellers and the Management Shareholders, or (ii) with respect to the representations and warranties made by TDL, Inc. and TDLM and the Management Shareholders as to employee benefit and tax matters and environmental matters only, the applicable statute of limitations period for such employee benefit, tax matters and environmental matters, or (iii) eighteen (18) months after the Closing Date as to the representations, warranties, covenants and obligations of Buyer. Any claim first asserted in writing and in reasonable detail to the Indemnifying Party within the applicable survival period and any representation and warranty relating thereto shall survive the Closing until finally resolved notwithstanding expiration of the applicable survival period, but in no other event shall any claim for indemnification be asserted after the expiration date of the applicable survival period. The right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation (including any environmental investigation or assessment) conducted with respect to to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation, except that any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date with respect to any representation, warranty, covenant or obligation shall void any claim for indemnification with respect thereto. In no event shall any information or condition of which Buyer had Knowledge (or reasonably should have had Knowledge) on or before the Closing Date, constitute the basis of a claim for indemnification under this Agreement against Sellers or the Management Shareholders.

                  Covenants of TDL, Inc., TDLM and the Sellers
  Access.
  ------
     TDL, Inc. and TDLM will afford, and the Sellers will cause them to afford, the officers, employees, counsel, agents, accountants, and other Representatives of Buyer and lenders, investors, and prospective lenders and investors free, full and unfettered access, at reasonable times and upon reasonable notice, to the plants, properties, books, and records of TDL, Inc. and TDLM, will permit any of them to conduct at Sellers' expense, a full Phase I environmental investigation of the properties and a Phase II environmental investigation, if recommended by Buyer's environmental consultant, and agreed to by Sellers will permit any of them to make extracts from and copies of such books and records, and will from time to time furnish any of them with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, Liabilities, or future prospects of TDL, Inc. or TDLM as they from time to time may request, provided however that Buyer and its Representatives shall not unreasonably interfere with the conduct of TDL, Inc.'s, or TDLM's business. In connection with the foregoing, TDL, Inc. and TDLM will allow Buyer's independent accountants to (i) audit the TDL Financial Statements at Buyer's expense in order to prepare such audited financial statements as are required to be included in Buyer's Current Report on Form 8-K for the Share Purchase and subsequently to be included in a registration statement pursuant to the Registration Rights Agreement for the Orbit Shares, in accordance with the applicable rules and regulations of the SEC and (ii) perform all necessary work required to determine that Tulip will have in place at the Closing Date the necessary internal controls and procedures to be in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 following the Closing Date. In addition, TDL, Inc. and TDLM shall continue to provide Buyer and its independent accountants with current unaudited financial statements  for  any  completed  calendar  quarter  prior  to  the Closing Date.
  Conduct  of  Business.
  ---------------------
     TDL, Inc. and TDLM will use reasonable best efforts to conduct their affairs, and the Sellers will cause TDL, Inc. and TDLM to use reasonable best efforts to conduct their affairs, so that at the Closing Date, no representation or warranty of TDL, Inc., TDLM or the Sellers will be inaccurate, no covenant or agreement of TDL, Inc., TDLM or the Sellers will be breached, and no condition in this Agreement will remain unfulfilled by reason of the actions or omissions not in the Ordinary Course of Business of TDL, Inc. or TDLM or any Seller. Buyer acknowledges and agrees that in the ordinary course of TDL, Inc.'s and TDLM's Business, all of the representations and warranties made by Sellers, TDL, Inc., TDLM and the Managing Shareholders were believed to be accurate when made and all changes outside of the Ordinary Course of Business will be brought to the attention of the Buyer at or before the Closing. Until the Closing Date or the earlier rightful termination of this Agreement, TDL, Inc. and TDLM will use, and the Sellers will cause TDL, Inc. and TDLM to use, their best efforts to preserve the business of TDL, Inc., TDLM and their Subsidiaries intact, to keep available the services of their present personnel, to preserve in full force and effect the Contracts, agreements, instruments, leases, licenses, arrangements, and understandings of TDL, Inc. and TDLM, and to preserve the goodwill of their suppliers, customers, and others having business relations with any of them. Until the Closing Date or earlier rightful termination of this Agreement, TDL, Inc. and TDLM will conduct, and the Sellers will cause TDL, Inc. and TDLM to conduct, their business and operations in all respects only in the Ordinary Course of Business and in accordance with past practice.
  Advice  of  Changes.
  -------------------
     Until  the  Closing  Date  or  the  earlier  rightful  termination  of this
Agreement, TDL, Inc., TDLM and the Sellers will promptly advise Buyer in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which any of them obtains Knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement, the TDL Disclosure Schedule or an exhibit hereto, which (if existing and known at any time prior to or at the Closing Date) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Closing Date) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.
 Other  Proposals.
 ----------------
     Until the earlier of (i) October 31, 2004, (ii) the Closing Date or (iii) earlier rightful termination of this Agreement, neither TDL, Inc., TDLM nor any Seller shall, nor shall either of them authorize or permit any employee, counsel, agent, investment banker, accountant, or other Representative of any of them or any officer or director of TDL, Inc. or TDLM to, directly or indirectly:
(a) initiate contact with any Person in an effort to solicit any Purchase Proposal; (b) cooperate with, or furnish or cause to be furnished any non-public information concerning the business, properties, or assets of TDL, Inc. and TDLM to, any Person in connection with any Purchase Proposal; (c) negotiate with any Person with respect to any Purchase Proposal; or (d) enter into any agreement or understanding with the intent to effect a Purchase Proposal. TDL, Inc. TDLM and any Seller will promptly give written notice to Buyer of the details of any Purchase Proposal of which any of them becomes aware.
For the purposes of this Agreement, the term "PURCHASE PROPOSAL" shall mean any proposal, other than one contemplated by this Agreement, (i) for a merger, consolidation, reorganization, or other business combination involving TDL, Inc. or TDLM, (ii) for the acquisition of any interest in the equity of TDL, Inc. or TDLM, (iii) for the acquisition of the right to cast any votes on any matter with respect to TDL, Inc. or TDLM, (iv) for the acquisition of a substantial portion of any of their respective assets other than in the Ordinary Course of Business or (v) the effect of which is reasonably likely to prohibit, restrict, or delay the consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to Buyer, TDL, Inc., TDLM or the Sellers.
  Voting  by  Sellers.
  -------------------
     It is agreed and understood that until the Closing Date or earlier rightful termination of this Agreement, the Sellers shall not vote their shares in TDL, Inc. or TDLM for:
     Any merger, consolidation, reorganization, or other business combination involving TDL, Inc. or TDLM, except as contemplated by this Agreement; Any sale, lease, exchange or disposition of assets of TDL, Inc. or TDLM, except as contemplated by this Agreement;
Any issuance of any corporate interests of TDL, Inc. or TDLM or, any option, warrant, or other right calling for the issuance of any such interest, or any security convertible into or exchangeable for any such interest;
Any  authorization  of  any  class  of  capital  stock  of  TDL,  Inc.  or TDLM;
The amendment of the Certificate of Incorporation (or other organizational document) of TDL, Inc. or TDLM; or
Any proposition the effect of which is reasonably likely to inhibit, restrict, or delay the consummation of the Share Purchase or any of the transactions contemplated by this Agreement or impair the contemplated benefits to Buyer, TDL, Inc., TDLM or the Sellers of the transactions contemplated by this Agreement.
  Conduct  of  Business  Until  Closing.
  -------------------------------------
     TDL, Inc. and TDLM agree that until the Closing Date, unless it has received the prior written consent of Buyer, it will:
     Operate its business only in the usual, regular and ordinary course consistent with past practice;
Subject to the terms of Section 7.02 herein, use all reasonable efforts as to events within TDL, Inc.'s and TDLM's control to prevent the occurrence of any change or event which would prevent any of the representations and warranties of TDL, Inc. or TDLM contained herein from being true at and as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date;
Use its best efforts to preserve its present relationship with suppliers, customers and others having business dealings with it;
Pay and discharge all costs and expenses of carrying on its business consistent with past business practices;
Neither enter into any customer order or purchase order in excess of $50,000 nor enter or make any Contract or commitment and render no bid or quotation, written or oral, except in the Ordinary Course of Business consistent with past practice;
Create or suffer any Liens upon any of its assets (other than Permitted Liens set forth Schedule 4.16 of the TDL Disclosure Schedule);
            --------------
Not acquire or dispose of any assets or enter into any transaction, except in the Ordinary Course of Business as currently conducted practice; Maintain books, accounts and records in the usual, regular, true and ordinary manner consistent with past practice;
Incur any obligation or Liability (fixed or contingent), except in the Ordinary Course of Business consistent with past practice;
Not cancel or compromise any material debt or claim, other than in the Ordinary Course of Business consistent with past practice;
Not waive or release any rights of material value with respect to its assets, except in the Ordinary Course of Business consistent with past practice; Not modify or change in any material respect or terminate any existing license, lease, contract or other document required to be listed on the TDL Disclosure Schedule other than in the Ordinary Course of Business consistent with past practice, except that TDL, Inc. and TDLM shall be permitted to modify or change existing licenses, leases, Contracts and other documents to obtain the Consents referred in Schedule 4.21 of the TDL Disclosure Schedule hereto if Buyer
              --------------
consents  to  such  modification  or  change;
Make  any  loans  or  extensions  of  credit,  except to trade purchasers in the
Ordinary  Course  of  Business  consistent  with  past  practice;
Maintain its properties, machinery and equipment in their present condition and repair, normal wear and tear excepted; and
Continue all policies of insurance in full force and effect up to and including the Closing Date.
Make  no  material  change  in  compensation  policies;
Make all payments of principal and interest due in connection with outstanding Indebtedness and not incur any additional material Indebtedness, unless required by cash flow necessity, with Buyer's approval; and
Not  engage  in  any  other transactions not in the Ordinary Course of Business.
  Cooperation  on  Tax  Matters.
  -----------------------------
     TDL, Inc., TDLM and the Sellers shall cooperate fully, as and to the extent reasonably requested by the other party in connection with the filing of Tax Returns and any audit, litigation or other Proceeding with respect to the Taxes. Such cooperation shall include without limitation, the retention and (upon Buyer's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other Proceeding, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. TDL, Inc. and TDLM and the Sellers agree to (A) retain all books and records with respect to Tax matters pertinent to TDL, Inc., TDLM relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or the Sellers, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) give Buyer reasonable written notice prior to transferring, destroying or discarding any such books and records and, if Buyer so requests, TDL, Inc. and TDLM or the Sellers, as the case may be, shall allow Buyer to take possession of such books and records. TDL, Inc., TDLM and the Sellers shall, upon Buyer's request, use reasonable commercial efforts to obtain any certificates or other documents from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed, including, but not limited to, with respect to the transactions contemplated by this Agreement.
  Non-Actionable  Subordination  Agreement.
  ----------------------------------------
     Each of the Sellers shall execute and deliver to Buyer a Non-Actionable Subordination Agreement, substantially in the form annexed hereto as Exhibit
                                                                         -------
7.08, pursuant to which Sellers rights in and to the collateral secured pursuant
   -
to the Security Agreement shall be subordinate to the rights of Merrill Lynch Business Financial Services, Inc. ("NON-ACTIONABLE SUBORDINATION AGREEMENT").
 [Intentionally  omitted]
 ------------------------

  Assignment  and  Assumption  of  Facility  Leases.
  --------------------------------------------------
     On or prior to the Closing Date, TDL, Inc. and/or TDLM, as the case may be, shall enter into an Assignment and Assumption of Lease, substantially in the form annexed hereto as Exhibit 7.09 ("ASSIGNMENT AND ASSUMPTION OF LEASE"), with
                       ------------
each of the landlords under the Facility Leases and the Buyer, pursuant to which all of TDL, Inc. and/or TDLM's, as the case may be, right, title and interest in and to each of the Facility Leases shall be assigned to and assumed by Buyer.

                               Covenants of Buyer
  Access.
  ------
              Buyer will allow TDL, Inc. TDLM and Sellers and their respective Representative full access of the books, records and properties of Buyer to verify Buyer's representations hereunder.
  Employment  Agreement.
  ---------------------
               Buyer will retain the services of the individuals set forth in
Schedule 8.02 of the TDL Disclosure Schedule as employees pursuant to the terms
         ------
of an employment agreement, substantially in the form annexed hereto as Exhibit
                                                                        -------
    8.02 ("EMPLOYMENT AGREEMENT"), to be executed and delivered at Closing.  At
    ----
Closing, Buyer shall take all actions necessary to elect Richard A. Hetherington
----
 to the position of President and Chief Operating Officer of TDL, Inc. and TDLM. Buyer shall further take all actions necessary to elect Mr. Hetherington to the Board of Directors of Buyer, TDL, Inc. and TDLM, beginning on the second (2nd) anniversary of the Closing Date for a period of one (1) year and, at the option of Mr. Hetherington, for two (2) additional years thereafter provided, however,
                                                               --------  -------
  Mr. Hetherington's equity ownership in Buyer at such time is not less than 50%
   of the number of shares of Common Stock of Buyer received by Mr. Hetherington pursuant to this Agreement. Any breach or default by Buyer of the conditions of this Agreement (including without limitation the Orbit Note) will render Mr. Hetherington's Employment Agreement void at his sole option. Notwithstanding the foregoing, if Mr. Hetherington is not serving on the Board of Directors of
    Buyer, he shall be entitled to participate in all meetings of the Board of Directors of Buyer, provided, however, Mr. Hetherington's equity ownership in
                       --------  -------
 Buyer at such time is not less than 50% of the number of shares of Common Stock of Buyer received by Mr. Hetherington pursuant to this Agreement.
  Orbit  Note.
  -----------
     Buyer will execute and deliver the Orbit Note to each Seller at Closing in accordance with Section 2.02(iii) hereof.
  Security  Agreement.
  -------------------
     Buyer will execute and deliver to Sellers at Closing a Security Agreement, substantially in form annexed hereto as Exhibit 8.04 (the "SECURITY AGREEMENT"),
                                        ------------
pursuant to which Buyer will grant a security interest in the assets of TDL, Inc. and TDLM to Sellers to secure Buyer's payment of the Orbit Note issued to each Seller. Buyer shall perfect the security interest by promptly filing UCC financing statements in all applicable jurisdictions.
  Transfer  of  Orbit  Shares  to  Sellers.
  ----------------------------------------
     Buyer  shall  transfer to Sellers the number of Orbit Shares referred to in
Section  2.02(i)  hereof  on  the  Closing  Date.
  Registration  Rights  Agreement.
  -------------------------------
     Buyer will execute and deliver to Sellers at Closing a Registration Rights Agreement pursuant to Section 2.06(c) pursuant to which Buyer will file with the SEC a registration statement for the Orbit Shares within a reasonable time following the Closing, to be mutually agreed upon by the parties hereto, but in no event later than nine (9) months from the Closing.
  Assignment  and  Assumption  of  Lease.
  --------------------------------------
     Buyer shall execute and deliver to TDL, Inc. and/or TDLM, as the case may be, an Assignment and Assumption of Leases pursuant to Section 7.10 hereof at Closing.
            8.08  Cooperation  of  Buyer.
                  ----------------------
     Buyer shall cooperate with all reasonable requests of TDL, Inc., TDLM or the Sellers and their respective Representatives in connection with the consummation of the transactions contemplated hereby, including without limitation using its best efforts to obtain all authorizations, consents and permits of others which may be required to permit the consummation of the transactions contemplated by this Agreement.
       8.09  Release  of  Guarantee.
             ----------------------
     On or prior to the Closing Date, the Sellers shall be released as guarantors to the Indebtedness of TDL, Inc. and TDLM listed on Schedule 8.09 of
                                                                -------------
the TDL Disclosure Schedule, to be evidenced by a form of release of guarantee, substantially in the form annexed hereto as Exhibit 8.09 ("RELEASE OF
                                                   -------------
GUARANTEE").
       8.10  SEC  Filings.
             ------------
     Within  four  (4) business days after the Closing Date, Buyer shall prepare and timely file with the SEC a Current Report on Form 8-K describing the Transactions and any and all other required filing(s) to effectuate the Share Purchase.
       8.11  Certain  Tax  Matters.
             ---------------------
     With regard to any decisions by the Buyer and/or its Representatives subsequent to the Closing regarding TDL, Inc. and TDLM, to effect their current or future status via changes such as tax elections, liquidation or any other form of change or disposition, the Buyer shall bear the full and complete responsibility and resulting costs and all federal and/or state tax implications associated with such, and the Sellers' shall have no obligation or liability therefore.

                       Conditions to Obligations of Buyer
     The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Date (unless otherwise provided herein) of each of the following conditions:
 Accuracy  of  Representations  and  Warranties  and Compliance With Conditions.
 ------------------------------------------------------------------------------
     All representations and warranties of TDL, Inc. TDLM and the Sellers set forth in this Agreement, the Ancillary Documents to which it is a party, the TDL Disclosure Schedule and any other certificate or document delivered pursuant to this Agreement, shall be accurate when made and, in addition, except as may be otherwise disclosed to Buyer, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language; As of the Closing, TDL, Inc., TDLM and the Sellers shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by either of them at or before such time by this Agreement; and
Buyer shall have received a certificate confirming the foregoing, substantially in the form of Exhibit9.01 annexed hereto, signed by an appropriate officer of
                 -----------
TDL,  Inc.,  TDLM  and  each  of  the  Sellers,  dated  the date of the Closing.
  Good  Standing;  Qualification  to  do  Business.
  ------------------------------------------------
     Each of TDL, Inc. and TDLM shall have delivered to Buyer a certificate of good standing from the State of Pennsylvania and each jurisdiction in which either of them has qualified to do business dated as of a date no earlier than thirty (30) days prior to the Closing Date.
  Minimum  Shareholders'  Equity.
  ------------------------------
     The $8,500,000.00 Purchase Price is based upon TDL, Inc. and TDLM having combined tangible assets less Liabilities of $1,800,000.00 ("MINIMUM SHAREHOLDERS' EQUITY") as of two Business Days prior to the Closing Date. TDL, Inc. and TDLM will prepare for Buyer's review on an unaudited consolidated balance sheet as of two days Business prior to the Closing Date ("CLOSING BALANCE SHEET") in accordance with GAAP. If the Closing Balance Sheet reflects shareholders' equity of less than $1,800,000.00, then, subject to the allocations set forth below, the Sellers will have the option at their sole discretion to either: (a) tender to Buyer an amount of cash equal to the shortfall from $1,800,000.00 or (b) reduce the cash portion of the Purchase Price (set forth in Section 2.02 hereof) by one dollar for each dollar of shareholders' equity less than the Minimum Shareholders' Equity. In the event the Closing Balance Sheet reflects shareholders' equity in excess of $1,800,000.00, Buyer will pay to each Seller, their respective pro rata amount of the excess, dollar per dollar, in cash within ninety (90) days of Closing, pursuant to the sale of Inventory and collection of Accounts Receivable in the Ordinary Course of Business.
     Allocation of Minimum Shareholders' Equity: Of the $1,800,000 Minimum Shareholders' Equity, TDL Inc. at the time of Closing shall be responsible for $594,000 (33%) and TDLM shall be responsible for $1,206,000 (67%), as determined by the Closing Balance Sheet.
     (ii) Any shortfall in the Minimum Shareholders' Equity shall be shall be specific to TDL, Inc.'s or TDLM's respective allocated Minimum Shareholders' Equity as set forth in Section 9.03(i) above. Any adjustment as referenced herein will be subtracted from or added to that specific company's allocated portion of the Purchase Price, and shall have no effect on the Purchase Price allocation for the other company.
  Inventory.
  ---------
     An itemized Inventory shall have been prepared on the Closing Balance Sheet pursuant to Section 9.03 hereof, based upon physical observation by a
Representative  of  Buyer  and  a  Representative  of  TDL,  Inc.  and  TDLM.
  Financing  Contingency.
  ----------------------
     Buyer shall have obtained, within sixty (60) days from the execution of this Agreement, as set forth in Section 2.06(a) hereof, $5,000,000.00 in financing as part of the Purchase Price, on terms reasonably acceptable to Buyer.
  Due  Diligence  Period.
  ----------------------
     Buyer shall have a due diligence period of sixty (60) days following execution of this Agreement, as set forth in Section 2.06(b) hereof, to conduct the necessary due diligence, together with its lenders and their respective Representatives, to satisfy themselves that TDL, Inc. and TDLM will attain the revenue and profitability that has been provided to Buyer in their projections and that their respective businesses will not undergo any Material Adverse Change in the future.

     Buyer and its agents shall have the right during the Due Diligence Period to enter onto the Premises for the purpose of inspecting the Property and Environmental Conditions in any way associated with the Premises, including without limitation, soil and groundwater, and conducting such studies, inspections, engineering reports, and assessments (collectively, "Inspections") as Buyer deems necessary. Buyer reserves the right but not the obligation to conduct Phase I and Phase II environmental investigations during such additional time as may be reasonably necessary.
 Review  of  Proceedings.
 -----------------------
     All actions, Proceedings, instruments, and documents required to carry out this Agreement, the Ancillary Documents to which it is a party, the TDL Disclosure Schedule and any other certificate or document delivered pursuant to this Agreement or incidental to any of them and all other related legal matters shall be subject to the reasonable approval of Robinson & Cole LLP, counsel to Buyer, and TDL, Inc., TDLM and the Sellers shall have furnished such counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.
  No  Legal  Action.
  -----------------
     There shall not have been instituted or threatened any legal Proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.
  No  Governmental  Action.
  ------------------------
     There shall not have been any action taken, or any Law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other Governmental Authority or any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the sole but reasonable judgment of Buyer, is reasonably likely to: (a) make any of the transactions contemplated by this Agreement illegal; (b) result in a delay in the consummation of any of the transactions contemplated by this Agreement; (c) require the divestiture by Buyer, TDL, Inc. or TDLM of a material portion of the business of either of them; (d) impose material limitations on the ability of Buyer effectively to exercise full rights of ownership with respect to the properties and assets of TDL, Inc. and TDLM; or (e) otherwise prohibit, restrict or delay consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to Buyer, TDL, Inc., TDLM and the Sellers of the transactions contemplated by this Agreement.
  Consents.
  --------
     TDL, Inc. and TDLM shall have obtained at or prior to the Closing Date all Consents.
 Personnel.
 ---------
     The  individuals  set  forth on Schedule9.11 of the TDL Disclosure Schedule
                                     ------------
are employees of TDL, Inc. and TDLM as provided thereon, and shall, at the Closing Date be actively engaged in the performance of their existing duties for TDL, Inc. and TDLM, as the case may be, and shall not have evidenced any intention not to continue employment subsequent to the Closing Date.
 Employment  Agreement.
 ---------------------
     The  persons  listed  in  Schedule8.02  of  the  TDL  Disclosure  Schedule,
                               ------------
including, but not limited to, Mr. Hetherington, shall have entered into the Employment Agreement with Buyer pursuant to Section 8.02 hereof, subject to mutual agreement with Buyer as to all material terms and conditions. Mr. Hetherington will be elected at the Closing to the position of President and Chief Operating Officer of TDL, Inc. and TDLM. The terms of compensation to Mr. Hetherington will be negotiated and agreed to prior to the Closing Date, at which time the Employment Agreement shall be entered into. Any breach or default by Buyer of the conditions herein (including without limitation the Orbit Note) would render any Employment Agreement void at Mr. Hetherington's option.
  Restrictive  Covenants  Agreement.
  ---------------------------------
     All key operating personnel of TDL, Inc. and TDLM identified and agreed upon before the Closing Date and who do not enter into employment agreements with Buyer, shall have executed and delivered to Buyer a Restrictive Covenants Agreement, substantially in the form annexed hereto as Exhibit9.13 ("RESTRICTIVE
                                                       -----------
COVENANTS  AGREEMENT").
 General  Release.
 ----------------
     Buyer shall have received from each person who is, who before the Closing Date becomes, or who at any time between that date which is one year prior to the date this Agreement is executed and the date this Agreement is executed was, an officer, director or shareholder of TDL, Inc. or TDLM, a General Release, dated the date of the Closing Date, substantially in the form annexed hereto as Exhibit9.14 ("GENERAL RELEASE").
-----------
 Other  Closing  Documents.
 -------------------------
     TDL, Inc., TDLM and the Sellers shall have delivered to Buyer at or prior to the Closing such other documents (including certificates of officers of TDL, Inc. and TDLM) as Buyer may reasonably request in order to enable it to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.
 Other  Agreements.
 -----------------
     Any and all agreements to be executed after this Agreement is executed but before the Closing Date shall have been duly authorized, executed, and delivered by the parties thereto at or prior to the Closing, shall be in full force, valid and binding upon the parties thereto, and enforceable by them in accordance with their terms at the Closing Date, and no party thereto at any time from the execution thereof until immediately after the Closing Date shall have been in violation of or in default in complying with any material provision thereof.
  Corporate  Records.
  ------------------
     Buyer shall have received at or prior to the Closing Date the original corporate minute book, stock ledger, stock certificate book, corporate seal and other related corporate records and documents of TDL, Inc. and TDLM, along with the signed resignation, effective as of the Closing Date, of the officers and directors of each of them. In addition, Buyer shall have received signed bank and financial institution signature cards substituting the existing signatories with the newly appointed signatories mutually authorized by Buyer and Mr.
Hetherington on all bank and financial institution accounts of TDL, Inc. and TDLM. Buyer shall also have received a copy of all keys to the leased Premises of TDL, Inc. and TDLM and physical control and custody of all of the business assets and property of TDL, Inc. and TDLM.
  Opinion  of  Counsel.
  --------------------
     On the Closing Date, Buyer shall have received an opinion of counsel for TDL, Inc., TDLM and the Sellers, addressed to Buyer and dated the Closing Date, in the form of Exhibit9.18 annexed hereto.
                   -----------
  Board  Approval.
  ---------------
     The Boards of Directors of TDL, Inc. and TDLM shall have approved this Agreement, the Share Purchase and such approval shall not have been recorded, modified or superseded in any way and shall remain in full force and effect on the Closing Date.
  No  Material  Adverse  Change.
  -----------------------------
     From the date of this Agreement until the Closing, there shall not have occurred any Material Adverse Change with respect to TDL, Inc. or TDLM.
  Tax  Withholding  Forms  and  Certificates.
  ------------------------------------------
     The Sellers shall have provided Buyer with properly executed Internal Revenue Service Forms W-9, a statement that satisfies Buyer's obligations under Treasury Regulation Section 1.1445-2(b)(2), state Tax clearance certificates or any other document(s) which may be required by any Taxing or Governmental Authority in order to relieve Buyer of any obligation to withhold any portion of the payments to the Sellers pursuant to this Agreement.
  Section  338(h)(10)  Election.
  -----------------------------
     Within a reasonable time following the Closing, each of TDL, Inc., TDLM and the Sellers will join with Buyer in making the Section 338(h)(10) Election with respect to the Share Purchase and shall file all Tax Returns in connection therewith, pursuant to Section 2.07 hereof.
  Non-Actionable  Subordination  Agreement.
  ----------------------------------------
     Sellers shall have executed and delivered to Buyer a Non-Actionable Subordination Agreement pursuant to Section 7.08 hereof.
  Assignment  and  Assumption  of  Lease.
  --------------------------------------
     TDL, Inc. and/or TDLM, as the case may be, shall have executed and delivered to Buyer an Assignment and Assumption of Lease pursuant to Section
7.10  hereof.
  Termination  of  Subchapter  S  Status.
  --------------------------------------
     Sellers shall have provided Buyer with evidence of the termination of TDL, Inc. and TDLM's status as S Corporations under Sections 1361 and 1362.


          Conditions to Obligations of TDL, Inc., TDLM and the Sellers
     The respective obligations of TDL, Inc., TDLM and the Sellers to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Date (unless otherwise provided herein) of each of the following conditions:
Accuracy  of  Representations  and  Compliance  with  Conditions.
----------------------------------------------------------------
     All representations and warranties of Buyer contained in this Agreement, the Ancillary Documents to which it is a party, the Orbit Disclosure Schedule and all other certificates, agreements or other documents executed and delivered by Buyer pursuant to this Agreement, shall be accurate when made and, in addition, shall be accurate as of the Closing Date as though such representations and warranties were then made in exactly the same language and regardless of Knowledge or lack thereof on the part of Buyer or changes beyond its control.
As of the Closing, Buyer shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by this Agreement. TDL, Inc., TDLM and the Sellers shall have received a certificate confirming the foregoing, substantially in the form of Exhibit 10.01 annexed hereto, signed by
                                         -------------
an appropriate officer of Buyer, dated the date of the Closing. Minimum Shareholders' Equity.
------------------------------
     Pursuant to Section 9.03 hereof, in the event the Closing Balance Sheet reflects shareholders' equity in excess of $1,800,000.00, Buyer will pay to each Seller, their respective pro rata amount of the excess, dollar per dollar, in cash within ninety (90) days of Closing, pursuant to the sale of Inventory and collection of Accounts Receivable in the Ordinary Course of Business. Stock Certificates.
-------------------
     Buyer shall deliver to each Seller a stock certificate representing the Orbit Shares that are being issued to such Seller on the Closing Date pursuant to Section 2.02(i) hereof.
Cash  Purchase  Price.
---------------------
     Sellers shall receive from Buyer the portion of the Purchase Price payable to the Sellers in cash on the Closing Date pursuant to Section 2.02(ii) hereof. Orbit Note.
-----------
     Each Seller shall receive from Buyer the fully executed Orbit Note pursuant to Section 2.02(iii) hereof.
Security  Agreement.
-------------------
     Each Seller shall receive from Buyer the fully executed Security Agreement pursuant to Section 8.04 hereof and the UCC financing statements shall be filed as provided therein.
Employment  Agreement.
---------------------
     Buyer shall enter into and deliver the Employment Agreement with each person listed in Schedule8.02 of the TDL Disclosure Schedule pursuant to Section
                 ------------
8.02  hereof.
Registration  Rights  Agreement.
-------------------------------
     Sellers shall have received from Buyer the fully executed Registration Rights Agreement pursuant to Section 2.06(c) hereof.
Opinion  of  Counsel.
--------------------
     On the Closing Date, TDL, Inc., TDLM and the Sellers shall have received an opinion of counsel for Buyer, addressed to TDL, Inc., TDLM and the Sellers and dated the Closing Date, in the form of Exhibit10.09 annexed hereto.
                                               ------------
Assignment  and  Assumption  of  Lease.
--------------------------------------
     Buyer shall have executed and delivered to TDL, Inc. and TDLM an Assignment and Assumption of Lease pursuant to Section 7.10 hereof.
Board  Approval.
---------------
     The Board of Directors of Buyer shall have approved this Agreement, the Share Purchase and such approval shall not have been recorded, modified or superseded in any way and shall remain in full force and effect on the Closing Date.
Other  Closing  Documents.
-------------------------
     Buyer shall have delivered to TDL, Inc., TDLM or the Sellers at or prior to the Closing Date such other documents (including certificates of officers of Buyer) as TDL, Inc., TDLM or the Sellers may reasonably request in order to enable TDL, TDLM and the Sellers to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.
No  Legal  Action.
-----------------
     There shall not have been instituted or threatened any legal Proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.
Other  Agreements.
-----------------
     Any and all agreements to be executed after this Agreement is executed but before the Closing Date shall have been duly authorized, executed, and delivered by the parties thereto at or prior to the Closing, shall be in full force, valid and binding upon the parties thereto, and enforceable by them in accordance with their terms at the Closing Date, and no party thereto at any time from the execution thereof until immediately after the Closing Date shall have been in violation of or in default in complying with any material provision thereof.
 Consents.
 --------
        All Consents shall have been obtained at or prior to the Closing Date.
       10.16       Review  of  Proceedings.
                   -----------------------
     All Actions, Proceedings, instruments and documents required to carry out this Agreement, the Ancillary Documents to which they are parties, the Orbit Disclosure Schedule and any other certificate or document delivered pursuant to this Agreement or incidental to any of them and all other related legal matters shall be subject to the reasonable approval of Fitzpatrick Lentz & Bubba, P.C., counsel to TDL, Inc., TDLM and certain of the Sellers, and Buyer shall have furnished such counsel with such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.
       10.17  No  Governmental  Action.
              ------------------------
     There shall not have been any action taken, or any Law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other Governmental Authority or any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the sole but reasonable judgment of TDL, Inc. TDLM and the Sellers, is reasonably likely to: (a) make any of the transactions contemplated by this Agreement illegal; (b) result in a delay in the consummation of any of the transactions contemplated by this Agreement; or (c) otherwise prohibit, restrict or delay consummation of any of the transactions contemplated by this Agreement or impair the contemplated benefits to Buyer, TDL, Inc., TDLM and the Sellers of the transactions contemplated by this Agreement.
       10.18     Release  of  Guarantee.
                 ----------------------
     Sellers shall have received the fully executed Release of Guarantee as set forth in Section 8.09 hereof.
       10.19     General  Release.
                 ----------------
Seller shall have received from Buyer the fully executed General Release, pursuant to Section 9.14 hereof.

                                  Miscellaneous
Termination.
-----------
     This Agreement may be terminated and the Share Purchase and the other transactions contemplated herein may be abandoned at any time prior to the Closing Date:
     by written mutual consent of Buyer, TDL, Inc., TDLM and each Seller; by either Buyer or jointly by TDL, Inc., TDLM and the Sellers with ten (10) Business Days notice if the Share Purchase has not been effected on or before December 31, 2004;
by either Buyer or jointly by TDL, Inc., TDLM and the Sellers if a final, unappealable order to restrain, enjoin or otherwise prevent, or awarding substantial damages in connection with, a consummation of the Share Purchase or the other transactions contemplated hereby shall have been entered;
by Buyer if (i) since the date of this Agreement there has been a change in the business operations or financial condition of TDL, Inc. and/or TDLM that could be expected to have a Material Adverse Effect; (ii) there has been a material breach of any representation, warranty, covenant or other agreement set forth in this Agreement by TDL, Inc., TDLM or the Sellers, which breach has not been cured within ten (10) Business Days following receipt by TDL, Inc., TDLM or the Sellers, as the case may be, of notice of such breach; (iii) Buyer reasonably determines, upon advice from its principal independent auditing firm and legal counsel, that the TDL Financial Statements cannot be audited in accordance with GAAP and the rules and regulations of the SEC applicable to Buyer (including the due date for the filing of any reports pursuant thereto) or that such an audit would entail unreasonable effort or expense; or (iv) if, in Buyer's sole discretion,  it  is  not  satisfied  with  the  results  of  the  environmental investigation, provided, however, that Buyer shall deliver written notice thereof to Sellers not later than five (5) business days following Buyer's receipt of the Phase I or, if applicable, Phase II environmental site assessment; or
jointly by TDL, Inc., TDLM and the Sellers if there has been a material breach of any representation, warranty, covenant or other agreement set forth in this Agreement by Buyer, which breach has not been cured within ten (10) Business Days following receipt by Buyer of notice of such breach.
Termination  Fee.
----------------
     Notwithstanding anything herein to the contrary, to the extent that Buyer has not breached the Agreement, and TDL, Inc., TDLM or the Sellers breach the Agreement by failing to close the Share Purchase after execution of the Agreement or TDL, Inc., TDLM or the Sellers is in material breach of any of its representations, warranties, covenants, terms and conditions contained in the Agreement which would permit Buyer to terminate the Agreement, then TDL, Inc.
and TDLM shall pay to Buyer a termination fee equal to (i) Buyer's actual and documented out-of-pocket expenses incurred in connection with the Share Purchase plus (ii) $50,000, as liquidated damages, which shall constitute Buyer's sole and exclusive remedy, not to exceed, however, in the aggregate, the sum of Two Hundred Thousand Dollars ($200,000.00). In any event, if the TDL Financial Statements cannot be audited in accordance with SEC Form 8-K, this termination provision shall not apply.
Notwithstanding anything herein to the contrary, to the extent that TDL, Inc., TDLM and the Sellers have not breached the Agreement, and Buyer breaches the Agreement by failing to close the Share Purchase after execution of the
Agreement or Buyer is in material breach of any of its representations, warranties, covenants, terms and conditions exclusive of the financing contingency pursuant to Section 9.05 hereof which would permit TDL, Inc., TDLM and the Sellers jointly to terminate the Agreement, then Buyer shall pay to TDL, Inc., TDLM and the Sellers a termination fee equal to (i) TDL, Inc.'s, TDLM's and the Sellers' actual and documented out-of-pocket expenses incurred in connection with the Share Purchase plus (ii) $50,000, as liquidated damages, which shall constitute TDL, Inc.'s, TDLM's and the Sellers' sole and exclusive remedy, not to exceed however, in the aggregate, the sum of Two Hundred Thousand Dollars ($200,000.00).
Confidentiality.
---------------
     The terms and conditions of an executed Confidentiality Agreement dated July 16, 2003 by and between Buyer and TDL, Inc. and TDLM are incorporated herein by reference.
Neither Buyer nor TDL, Inc., TDLM or the Sellers shall issue any press release or other public statement or make any comment (other than in the course of performing their respective obligations hereunder) with respect to the Share Purchase without the prior written consent of the other party. Notwithstanding the foregoing, each party shall have the right, after consulting with the other party, to issue any press release or other public statement, if required by applicable Law.
Expenses.
--------
     Except for the termination fee referred to in Section 11.02 hereof, Buyer, TDL, Inc., TDLM and the Sellers will each be responsible for their own respective  expenses  in  connection  with  the proposed Share Purchase, and the performance  of  the  provisions  of  this  Agreement.
Brokers  and  Finders.
---------------------
     It is understood that there are no brokers, or finders acting on behalf of Buyer and TDL, Inc., TDLM or the Sellers in connection with the Share Purchase, and no fees to any broker or finder shall be paid by Buyer and TDL, Inc., TDLM or the Sellers in connection with the Share Purchase other than EarlyBirdCapital, Inc. to be paid by Buyer.
Further  Actions.
----------------
     At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement. Availability of Equitable Remedies.
-------------------------------------
     Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.
Modification.
------------
     This Agreement, the Ancillary Documents, the TDL Disclosure Schedule, the Orbit Disclosure Schedule and the Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party. Any prior written agreements or forms executed by the parties are hereby repudiated and declared void ab initio, except for the Confidentiality Agreement referred to in Section 11.03(a) hereof which remains in full force and effect. Notices.
-------
     All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been given only if mailed, certified return receipt requested, or if sent by Federal Express or other well recognized private courier ("COURIER") or if personally delivered to, or if sent by fax with the original thereof sent by Courier to:
If  to  Buyer:
Orbit  International  Corp.
80  Cabot  Court
Hauppauge,  New  York  11788
Attention:     Dennis  Sunshine,  President
Facsimile:     (631)  952-1396
With  a  copy  to:
Robinson  &  Cole  LLP
885  Third  Avenue
28th  Floor
New  York,  New  York  10022-4834
Attention:     Elliot  H.  Lutzker,  Esq.
Facsimile:     (212)  451-2999
If  to  TDL,  Inc.  or  TDLM:
TDL  Manufacturing,  Inc.
Tulip  Development  Lab,  Inc.
P.O.  Box  180
Milford  Square,  PA  18935
Attention:     Richard  A.  Hetherington
Facsimile:     (215)  538-8855
With  a  copy  to:
Fitzpatrick  Lentz  &  Bubba,  P.C.
4001  Schoolhouse  Lane
P.O.  Box  219
Center  Valley,  Pennsylvania  18034-0219
Attention:     Jane  P.  Long,  Esq.
Facsimile:     (610)  797-6663
If  to  Richard  A.  Hetherington  or  Joanne  Hetherington:
Richard  A.  Hetherington
5151  St.  Joseph  Road
Coopersburg,  PA  18038
Facsimile:     (____)  ____________
Joanne  Hetherington
5151  St.  Joseph  Road
Coopersburg,  PA  18038
Facsimile:     (____)  ____________
With  a  copy  to:
Fitzpatrick  Lentz  &  Bubba,  P.C.
4001  Schoolhouse  Lane
P.O.  Box  219
Center  Valley,  Pennsylvania  18034-0219
Attention:     Jane  P.  Long,  Esq.
Facsimile:     (610)  797-6663
If  to  Larry  M.  Bateman:
Larry  M.  Bateman
225401  NE  14th  Drive
Sammamish,  WA  98074
Facsimile:     (       )
               -     ---
With  a  copy  to:




Attention:
Facsimile:     (     )
               -------
If  to  Stephen  Hill:
Stephen  Hill
-------------
270  Aspen  Lane
Gilbertsville,  PA  19525
Facsimile:     (       )
               -     ---
With  a  copy  to:




Attention:
Facsimile:     (     )
               -------
All notices, requests and other communications shall be deemed received on the date of acknowledgment or other evidence of actual receipt in the case of certified mail, Courier delivery or personal delivery or, in the case of fax delivery, upon the date of fax receipt provided that the original is delivered within two (2) Business Days. Any party hereto may designate different or additional parties for the receipt of notice, pursuant to notice given in accordance with the foregoing.
Waiver.
------
     Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by or on behalf of the waiving party.
Disclosure  Schedules;  Effect  of  Investigation.
-------------------------------------------------
     Nothing in the TDL Disclosure Schedule and Orbit Disclosure Schedule (collectively, the "DISCLOSURE SCHEDULE") shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless, subject to the following two sentences, such exception is identified in the applicable Section of the Disclosure Schedule and the nature of such exception is reasonably apparent from such disclosure. The Disclosure Schedule shall be arranged in numbered schedules corresponding to the Section and subsections contained in this Agreement and shall be complete with cross-references where and as appropriate. Any information, item or other disclosure set forth in any section, schedule or other portion of the Disclosure Schedule shall be deemed to have been set forth in all other applicable portions hereof, if the relevance of such disclosure to such other portion is reasonably apparent from the facts specified in such disclosure. The right to indemnification, payment of losses or other remedy based on any of the representations, warranties, covenants and agreements herein will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation, and the waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or agreement, will not affect the right to indemnification, payment of losses, or other remedy based on such representations, warranties, covenants and agreements.
Binding  Effect.
---------------
     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and personal Representatives.
No  Third-Party  Beneficiaries.
------------------------------
     This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement. Severability.
------------
     If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and any such invalid, illegal or unenforceable provision shall be enforceable to the fullest extent permitted by law, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances
Headings.
--------
     The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.
Governing  Law;  Jurisdiction;  Venue.
-------------------------------------
     This Agreement shall be governed by and construed in accordance with the Law of the State of New York, without reference to its principles of conflicts of Laws. Notwithstanding the foregoing, any claim or action arising out of or based upon the Employment Agreement set forth in Section 8.02 herein shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts located in Bucks County, (as to state court), or the Eastern District of Pennsylvania (as to federal court) Pennsylvania, for the purpose of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, irrevocably waives the defense of an inconvenient forum with respect thereto, and agrees not to commence any such claim or action other than in the above-named courts. Counterparts.
------------
     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
                             SIGNATURE PAGE FOLLOWS
     IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date first written above.

BUYER:                          TDL,  INC.:

Orbit  International  Corp.     Tulip  Development  Laboratory,  Inc.


By:/s/ Dennis Sunshine          By:/s/ Richard A. Hetherington
----------------------          ------------------------------
Dennis  Sunshine                Richard  A.  Hetherington
President                       President

                                TDLM:

                                TDL  Manufacturing,  Inc.


                                By:/s/ Joanne Hetherington
                                --------------------------
                                Joanne  Hetherington
                                President

                                SELLERS:

                                TDL,  INC.  SHAREHOLDERS:

                                /s/ Richard A. Hetherington
                                ---------------------------
                                Richard  A.  Hetherington

                                /s/ Larry H. Bateman
                                --------------------
                                Larry  M.  Bateman


                                TDLM  SHAREHOLDERS:

                                /s/ Joanne Hetherington
                                -----------------------
                                Joanne  Hetherington

                               /s/ Stephen Hill
                               -----------------------
                               Stephen  Hill

                               /s/ Larry H. Bateman
                               --------------------
                               Larry  M.  Bateman